UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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UNIVAR Solutions INC.

(Name of Registrant as Specified In Its Charter)

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Univar Solutions

Growing Together

2022

Annual Meeting Notice and Proxy Statement

2022 Annual Meeting Notice and Proxy Statement May , 2022 Univar Solutions Growing Together.

A Message from Our

President and CEO

Dear Fellow Stockholders:

Several years ago, the book The Purpose Driven Life by Rick Warren (2002, Zondervan) spent several weeks on The New York Times® Best Sellers list. For a time, it seemed to be a favorite subject of casual conversation back when people did things like go to dinner parties. Although the book is grounded in religious principles and beliefs, at its most basic level the book is about finding fulfillment through one’s purpose, which is an equally nonsectarian concept (think of the Japanese concept of ikigai). I can only assume the book became popular because so many people were searching for that elusive and essential sense of meaning, and the gratification that comes with it.

It has been said that the raison d’être for distribution companies is to absorb complexity—from supplier partners and from customers. In doing so, it is one means for adding value to the chain and it is certainly a reason distributors exist. In any given year, I’d say that’s a pretty good summary, at least partially, of what we do. But 2021 was no ordinary year. Indeed, there can be no doubt about the quantum of complexity we absorbed, managed and mitigated to deliver value to our suppliers and customers, and by extension, you—our stockholders.

2021 was a year of cascading disruption. It’s almost hard to remember this now, but when 2021 started, there was even more uncertainty surrounding COVID-19. Vaccines had not yet been widely approved, variants were emerging, everyone was trying to figure out the “future of work” and the economy was still exceedingly difficult to predict (remember the alphabet soup of recovery models? V, U, W, K, etc.). From there, in late February we experienced a record-setting “deep freeze” in the U.S. Gulf region, the plant shutdowns from which marked the beginning of a series of supply chain disruptions that included everything from the Suez Canal blockage, to severe weather events such as Hurricane Ida, to logistics constraints impacting nearly every mode of transportation. The culmination of this disruption is the embodiment of complexity and I’m pleased to say, thanks to our systems and some of the most committed and hard-working people I have had the privilege with which to work, we were there to absorb it every step of the way.

Doing this isn’t easy, but Univar Solutions doesn’t shrink from hard things. In 2021 we completed our North American ERP system implementation, which marks the achievement of our final, major integration milestone from the 2019 Nexeo transaction. We completed the portfolio management divestment priorities we had set for ourselves and began in earnest cultivating a pipeline of acquisition opportunities, the first of which we closed in Q4. Consistent with the promise made as part of our S-22 programme, we reduced our leverage ratio to below 3.0x—providing us the opportunity to return capital to stockholders. We expanded our e-commerce capabilities, migrating into additional countries and product offerings. And, finally, after having achieved the sustainability goals we set in 2017, we established aggressive new ESG goals for 2025.

Absorbing complexity is a reason we exist, but it isn’t the reason we exist. It is what we do, but it isn’t our purpose, and it isn’t the thing that gives our 9,000+ fantastic, committed employees a sense of fulfilment. Our purpose is to keep people healthy, fed, clean and safe. It’s that basic and that enormous. We consider it both a responsibility and a privilege and one that we work every day to fulfill. After more than 40 years in this business it’s still the small things that leave me awestruck. Like going to a plant early in the morning to watch the trucks go out. With the sun still rising and the coffee still brewing, the drivers set off to deliver thousands of chemistries for an unimaginable number of products to countless destinations. And although my opinion is definitely biased, I believe no one does it more safely, responsibly and reliably than us.

After the past two years of unrelenting disruption, and while I remain hopeful that 2022 will bring some degree of normalcy to the world, I breathe easy knowing that we are positioned to absorb challenges that may arise—for our suppliers and customers and for you. We plan to continue to fulfill our purpose, and we will love it every step of the way.

Sincerely,

David C. Jukes,

President and Chief Executive Officer

A Message from Our

Board Chair

As I reflect on 2021, I am proud of the Company’s embrace of stakeholder capitalism. Not only did the Company deliver exceptional financial performance, but it did so while supporting suppliers, improving the customer experience, engaging employees, advancing our ESG strategy and keeping our communities healthy, fed, clean and safe. And, from a corporate governance perspective, over the course of the last year we’ve taken action in a number of important areas, as follows:

•      Enhanced our performance-based compensation program by incorporating Environmental, Social and Governance targets into our long-term incentive program.

•      Enhanced our performance-based compensation program by incorporating a total shareholder return modifier that could modify our named executive officers’ long-term incentive program payouts up or down depending on the Company’s performance relative to its peers.

•      Announced new aggressive ESG goals to 2025 with key emissions goals stretching to 2030. We look forward to sharing full details in the coming months, but we are pleased to share that we completed the year showing progress that we believe has put us on a path to meet or exceed each of our targets.

•      Published an Information Security Disclosure, available on the Company’s website, providing transparency in relation to how the Company manages information security risks.

•      At the 2021 annual meeting, successfully completed full declassification of the Board.

•      Eliminated the supermajority vote threshold in the Certificate of Incorporation and bylaws.

•      Instituted the Rooney Rule–in identifying candidates for the Board, we will seek to include, and request that any search firm engaged endeavors to include, female and/or minority candidates in the pool from which director nominees are selected.

These actions reflect our ongoing commitment to governance best practices as we managed the many different challenges from the year.

Overall, 2021 was a high-performing and successful year. I want to congratulate the Company on being named to Newsweek magazine’s America’s Most Responsible Companies 2022 list, an achievement of which we are all very proud. As we move forward, we will strive to continue this momentum and leverage every opportunity to improve margins, reduce debt, increase market share and achieve overall growth.

Thank you for your support.

Sincerely,

Christopher D. Pappas,

Chair of the Board

2021 ESG Highlights

In 2021, we made progress in reducing our environmental impact, keeping our people safe, improving the communities where we live and operate, and embracing stakeholder capitalism, all while delivering strong financial performance. Since launching our first generation of global goals back in 2017, we have made significant progress on the environmental, social and governance (“ESG”) topics that matter most to our business and our stakeholders. 2021 was a particularly notable year in this journey as we closed out the 2017 goals and, in the spirit of continuous improvement, set out our next generation goals to 2025 and beyond. In 2022, we will work to further embed our ESG objectives into our strategic planning and operational execution. 2021 ESG highlights are included below:

Notice of Annual Meeting of Stockholders

To be Held MAY 5, 2022

To the Stockholders of Univar Solutions Inc.:

The Annual Meeting of Stockholders (the “Annual Meeting”) of Univar Solutions Inc. (“Univar Solutions” or the “Company”) will be held on Thursday, May 5, 2022, at 8:30 a.m. Central Time, in a virtual-only format, for the following purposes (which are more fully explained in this Proxy Statement):

(i)	elect the directors named in this Proxy Statement for a one-year term;
(ii)	approve, on a non-binding advisory basis, the compensation of the Company’s named executive officers described in this Proxy Statement;
(iii)	approve, on a non-binding advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers;
(iv)	ratify the Audit Committee’s selection of Ernst & Young LLP (“Ernst & Young”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022; and
(v)	transact any other business properly brought before the meeting.

Due to the continued public health impact of the coronavirus (“COVID-19”) pandemic, and to support the health, safety and well-being of our stockholders, employees, directors and their respective families, the Company will hold the Annual Meeting in a virtual meeting format only. In future years, once the public health impact of COVID-19 begins to normalize, the Company will assess whether to offer in-person meetings consistent with past practice. When deciding upon the best way to conduct these meetings, in addition to safeguarding the safety and welfare of all, we will prioritize ensuring effective stockholder engagement. We have found that, during these uncertain times when in-person gatherings have been restricted, the virtual meeting format enables strong stockholder engagement similar to the traditional in-person format.

The Notice of Annual Meeting of Stockholders and Proxy Statement contains details about the business to be conducted at the meeting. You may also read the Notice of Annual Meeting of Stockholders and Proxy Statement on Univar Solutions’ website at https://investors.univarsolutions.com or at www.proxypush.com/UNVR.

Only stockholders of record and beneficial owners of shares of our common stock as of the close of business on March 8, 2022, may attend and participate in the Annual Meeting. To ensure that your shares are represented at the meeting, the Board of Directors of the Company (the “Board”) urges you to vote your shares by proxy, telephone or Internet. To participate in the Annual Meeting, you must register using the control number found on your proxy card, voting instruction form or notice you previously received (“control number”), at www.proxydocs.com/UNVR. If you are a beneficial owner of shares held in the name of a broker, bank or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Upon completing your registration, you will receive further instructions by email, including unique links that will allow you to access the Annual Meeting, vote online and view the list of registered stockholders as of the Record Date (the “Stockholder List”) during the Annual Meeting, as well as to submit questions prior to and during the Annual Meeting. If you plan to attend the Annual Meeting, we encourage you to register for the meeting and access the virtual platform prior to the start time of the meeting to allow time to log in and test your device’s audio system. You may begin to log into the virtual platform beginning at 8:15 a.m. Central Time on May 5, 2022.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released or mailed to stockholders on March 23, 2022. In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), the Company may furnish proxy materials by providing Internet access to those documents, instead of mailing a printed copy of the Company’s proxy materials to each stockholder of record. The Notice contains instructions on how to access our proxy materials and vote online, or alternatively, request a paper copy of the proxy materials and a proxy card. This Notice of Annual Meeting, the Company’s 2021 Annual Report and this Proxy Statement were posted in an easily readable and printable format on the Company’s website at https://investors.univarsolutions.com, on or about March 23, 2022.

By Order of the Board of Directors of Univar Solutions Inc.,

Noelle J. Perkins,

Senior Vice President, General Counsel and Secretary, Chief Risk Officer

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 5, 2022.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2021, are available at https://investors.univarsolutions.com or at www.proxypush.com/UNVR. The Notice of Annual Meeting of Stockholders, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021, are being mailed to, or can be accessed online by, stockholders on or about March 23, 2022.

Forward-Looking Statements

This Proxy Statement contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include any statements that are not statements of historical fact, including statements regarding our ESG plans and goals. The inclusion of any such statements regarding our ESG plans and goals is not an indication that these contents are necessarily material to investors or required to be disclosed in the Company’s filings with the SEC. Forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the expectations expressed, including the risks and uncertainties described in our filings with the SEC, including specifically the Risk Factors described in our annual report on Form 10-K. You should not place undue reliance on forward-looking statements. We undertake no obligation to update any forward-looking statements.  In addition, historical, current, and forward-looking sustainability-related statements may be based on standards for measuring progress that are still developing, internal controls and processes that continue to evolve, and assumptions that are subject to change in the future.

Proxy Statement Summary

Below is a summary of certain information set forth in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and Univar Solutions’ 2021 Annual Report before you vote. Your vote is important.

Annual Meeting Information

Meeting Date	Thursday, May 5, 2022	Meeting Time	8:30 a.m. (Central Time)
Meeting Place	Virtual meeting: www.proxydocs.com/UNVR	Record Date	March 8, 2022

Voting Instructions for Registered Stockholders

Via the Internet	Telephone—U.S. or Canada	Mail
www.proxypush.com/UNVR By following the instructions on the notice or proxy card	By calling 1-866-895-6933	By completing, signing and returning the proxy card in the postage-paid envelope provided

Stockholders holding through a broker, bank or other nominee should please follow the directions from their broker, bank or other nominee.

Agenda for the Annual Meeting and Voting Recommendation

Proposal	Board’s Recommendation
Election of 11 directors, each to serve a term of one year	FOR
Non-binding advisory vote to approve the compensation of the Company’s named executive officers	FOR
Non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers: every one, two or three years	1 YEAR
Ratification of Ernst & Young as the Company’s independent registered public accounting firm for 2022	FOR

2

Proposal 1: Election of Directors

(Item 1 on the Proxy Card)

Who are this year’s nominees?

The Board currently consists of 11 members. See “What is the composition of the Board and how often are members elected?” On the recommendation of the Governance & Corporate Responsibility Committee, the Board has nominated all of the current 11 directors to serve as directors and hold office until the 2023 Annual Meeting of Stockholders or, if earlier, until their respective successors have been duly elected and qualified:

•	Ms. Joan A. Braca
•	Mr. Mark J. Byrne
•	Mr. Daniel P. Doheny
•	Mr. Richard P. Fox
•	Ms. Rhonda Germany
•	Mr. David C. Jukes
•	Mr. Varun Laroyia
•	Mr. Stephen D. Newlin
•	Mr. Christopher D. Pappas
•	Mr. Kerry J. Preete
•	Mr. Robert L. Wood

Each nominee was previously elected at the 2021 Annual Meeting other than Mr. Laroyia who was appointed as a director by the Board effective as of February 8, 2022. If all nominees are elected, the Board will consist of 11 individuals.

There are no family relationships among any of the director nominees and executive officers of the Company. See “What relationships and policies does the Company have with respect to transactions with related persons?”

The Board recommends that you vote “FOR” the election of these nominees.

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2022 |	3

Proposal 1: Election of Directors

Skills, Qualifications and Demographic Backgrounds of Our Director Nominees

Individually and in the aggregate, our director nominees possess a balance of strategic skills, professional experiences and diverse -perspectives. The skills matrix below (“Skills Matrix”) summarizes the key skills, experiences and background of each of our director nominees that are most relevant to their board service. In evaluating potential director candidates, the Governance & Corporate Responsibility Committee considers the Skills Matrix and any additional characteristics that it believes one or more directors should possess based on the composition of the Board at that time.

Skills Matrix

Board Skills & Qualifications	No. of Directors
B2B Sales/Marketing Experience	9
Corporate Governance Experience	8
Digital Knowledge	3
Financial Expertise	10
Global Experience	11
Human Capital Management	11
Industry Experience	9
Information Technology Experience	6
Inorganic Growth Experience	11
Supply Chain Experience	5
Sustainability Knowledge	5

Board Diversity Matrix

TOTAL NUMBER OF DIRECTORS: 11

Gender:	Female	Male	Non-Binary	Did Not Disclose
Directors	2	9	-	-
Number of Directors Who Identify in Any of the Categories Below:				
African American or Black	-	1	-	-
Alaskan Native or Native American	-	-	-	-
Asian	-	1	-	-
Hispanic or Latinx	-	-	-	-
White	2	7	-	-
2 or more races or ethnicities	-	-	-	-
LGBTQ+	-	-	-	-
Did not disclose demographic background	-	-	-	-

4

Proposal 1: Election of Directors

Governance Highlights

The Board is committed to governance practices that align with current and emerging best practices. Highlights of the Company’s key governance practices are included below:

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2022 |	5

Proposal 1: Election of Directors

Biographies of Our Director Nominees
Ms. Joan A. Braca Age: 49 Director Since: 2018 Committees Served: • Compensation • Governance & Corporate Responsibility

Experience

•    Former CEO of Johnson Matthey’s, a global sustainable technologies company, Clean Air Sector (August 2019–December 2021)

•    President of Specialty Food Ingredients business; Tate & Lyle PLC (2014–2019); Head of Asia Pacific division (2012–2014)

•    Spent 18 years in various positions of increasing responsibility, in the United States, Europe and Asia, with Dow Chemical and the Rohm and Haas Company

Qualifications

•    Diverse global experience from working in several countries including the United Kingdom, Singapore, China, Sweden and the United States

•    Experience in engineering, manufacturing and B2B sales management

•    Over a decade in general executive management including inorganic growth strategies and execution

Education

•    BS, Mechanical Engineering, Lehigh University

•    MBA, Finance, Temple University

Mr. Mark J. Byrne Age: 65 Director Since: 2014 Committees Served: • Compensation • Governance & Corporate Responsibility

Experience

•    Consultant to the Company (2015); Chairman of Commodities (February 2014–January 2015); Executive Chairman of Univar Basic Chemical Solutions (BCS) (February 2013–January 2014); Chief Operating Officer (December 2010–September 2011)

•    President and Chief Executive Officer, BCS, a company he cofounded (1995–2010); under his leadership, BCS grew to become a company with global operations and nearly $900 million in 2009 sales revenue

•    Began his career in 1980 at AlliedSignal (now Honeywell) where he held roles in several functional areas, culminating as President of AlliedSignal’s Fluorine Products Division

Qualifications

•    Broad managerial and operational experience in chemical distribution and basic chemicals markets

•    Previous owner of a bulk chemical distribution business that was acquired by the Company in 2010

•    Extensive supply chain management experience

Education

•    BA, Economics and Finance, Fairleigh Dickinson University

•    MBA, Fairleigh Dickenson University

Other Boards

•    Arrowhead Investment Management

•    Westwood Professional Services (Audit Committee Chair, Member of the Compensation Committee)

6

Proposal 1: Election of Directors

Mr. Daniel P. Doheny Age: 59 Director Since: 2016 Committees Served: • Audit (Chair) • Governance & Corporate Responsibility

Experience

•    Spent 19 years at Reyes Holdings, LLC, one of the largest privately held companies in the United States (2000–2019); Executive Chairman of Reyes’ Great Lakes Coca-Cola distribution business, where he successfully led the company’s acquisitions and integration of the distribution of Coca-Cola products (2014–2019); EVP and Chief Financial Officer, where he was responsible for all financial aspects of the business, including acquisitions, financing, internal controls and reporting, capital investments, and budgeting, as well as played a key role in strategy development, information technology and human resources (2000–2014)

•    Spent more than 16 years with KPMG LLP, a global accounting firm, including six years as an audit partner; founder of the KPMG Audit Committee Institute, advising public boards of directors around the world

Qualifications

•    Executive leadership and board experience in the distribution industry

•    Extensive experience in and knowledge of finance and accounting

•    Supply chain management experience

Education

•    BA, Accounting, University of Illinois

•    Certified Public Accountant

Mr. Richard P. Fox Age: 74 Director Since: 2007 Committees Served: • Audit • Governance & Corporate Responsibility Committee

Experience

•    For over 20 years, served as a consultant and outside board member to companies in varying industries (2001–present)

•    President and Chief Operating Officer, CyberSafe Corporation, a provider of e-security solutions and services (2000–2001)

•    Chief Financial Officer and a member of the board of directors, Wall Data, Inc., a software company

•    Spent 28 years at Ernst & Young LLP, a global accounting firm, last serving as Managing Partner of its Seattle office

Qualifications

•    Extensive global experience with particular expertise in South America (without limitation Brazil, Argentina and Chile) as well as Europe

•    Extensive accounting and financial management experience with a deep understanding of financial reporting processes, internal accounting and financial controls, independent auditor engagements, and other audit committee and board functions

•    Considerable information technology experience including oversight of cybersecurity matters

Education

•    BA, Business Administration, Ohio University

•    MBA, Fuqua School of Business at Duke University

•    Certified Public Accountant

Other Boards

•    Live Ramp

•    Frontdoor, Inc.

Formerly

•    HonorHealth, Premera Blue Cross, Pendrell Corporation, Pinnacle West Capital Corporation, Orbitz Worldwide, aQuantive Inc., Shurgard Storage Centers Inc., PopCap Games and Flow International Corporation

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2022 |	7

Proposal 1: Election of Directors

Ms. Rhonda Germany Age: 65 Director Since: 2017 Committees Served: • Audit • Governance & Corporate Responsibility (Chair)

Experience

•    Corporate Vice President, Chief Strategy & Marketing Officer, Honeywell, an American advanced technology company (2002–2017)

•    Served in various positions with Booz Allen Hamilton, a consulting firm, including Vice President, Partner and board member (1988–2002)

•    Held management roles with Chem Systems Inc. and Union Carbide

Qualifications

•    Experience as a C-level senior officer of a large cap multinational corporation

•    Extensive marketing, strategy and product development experience

•    Considerable corporate governance knowledge and experience

Education

•    BS, Chemical Engineering, University of Michigan

•    MBA, University of Connecticut

Other Boards

•    Integra Lifesciences

•    Hypertherm Corporation (private)

•    Zapata Computing (private)

Mr. David C. Jukes Age: 62 Director Since: 2018 Committees Served: None

Experience

•    President and Chief Executive Officer, Univar (May 2018–present); President and Chief Operating Officer (May 2017–May 2018); Executive Vice President and President of Univar USA positions (June 2016–May 2017); President of Latin America (LATAM) (September 2015–May 2017); President of Univar EMEA (2011–2016); joined Univar in 2002

•    Senior Vice President of Global Sales, Marketing and Industry Relations, Omnexus, a plastics industry consortium e-commerce platform (2000–2002)

•    Several roles at Ellis & Everard, a chemical distribution company in the UK, ultimately becoming vice president of corporate development for their polymers division (1991–2000)

Qualifications

•    40-year veteran of the chemical distribution industry with a distinguished background of achievements

•    Strategic growth mindset and proven commercial track record in the chemical distribution sector

•    Long tenure with the Company provides meaningful historical knowledge

Education

•    London School of Business

Other Boards

•    DCC plc (publicly traded in the UK)

8

Proposal 1: Election of Directors

Mr. Varun Laroyia Age: 50 Director Since: 2022 Committees Served: Audit

Biography:

•      Executive Vice President and Chief Financial Officer, LKQ Corporation, a leading provider of alternative and specialty parts for automobiles and other vehicles (2017–present)

•      Chief Financial Officer, CBRE’s Global Workplace Solutions business (“GWS”), the global market leader in Facilities Management, following CBRE’s acquisition of the GWS business from Johnson Controls Inc. (“JCI”) (2015–2017); Chief Financial Officer and Vice President of Information Technology, GWS when it was owned by JCI (2013–2015)

•      Held various positions at JCI, including Group Vice President of Global Audit and Chief Financial Officer for its Building Efficiency business across Europe and Africa (2006–2013)

Qualifications:

•    Currently serves as Chief Financial Officer of a public company

•    Financial management expertise

•    Knowledge of industrial distribution, commercial real estate, automotive and technology sectors in the U.S. and across Europe and Africa

Education:

•       BS, Shri Ram College of Commerce, University of Delhi

•       MS, Business Administration from Cardiff Business School, University of Wales

•       UK Qualified Chartered Accountant

Other Boards

•       Discovery World in Milwaukee

Mr. Stephen D. Newlin Age: 69 Director Since: 2014 Committees Served: None

Experience

•    Chair of the Company’s Board (2016–2020); President and Chief Executive Officer of the Company (2016–2018)

•    Executive Chairman, PolyOne Corporation (2014–2016); Chairman, President and Chief Executive Officer (2006–2014)

•    President, Industrial Sector, Ecolab, Inc. (2003–2006)

•    Spent 24 years at Nalco Chemical Company in positions of increasing responsibility, including President and Director (1998–2001), President, Chief Operating Officer, and Vice Chairman (2000–2001)

•    Served as a commissioned officer in the U.S. Public Health Service, earning an accelerated promotion

Qualifications

•    Executive leadership and board experience including prior experience as a public company Chief Executive Officer

•    Deep insight of the management of all elements of a global business

•    Extensive experience with inorganic growth strategy planning and execution

Education

•    BS, Civil Engineering and an honorary doctorate in public service, South Dakota School of Mines & Technology

•    Completed the Tuck Executive Program at Dartmouth College and the Harvard Business School’s Advanced Management Program

Other Boards

•    Hexion Holdings Corporation

•    Oshkosh Corporation, Chairman

•    Advisory Board for Pritzker Private Capital

Formerly

•    The Chemours Company, Valspar, Black Hills Corporation, PolyOne and Nalco

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2022 |	9

Proposal 1: Election of Directors

Mr. Christopher D. Pappas Age: 66 Director Since: 2015 Chair of the Board Committees Served: None

Experience

•    Chief Executive Officer, Trinseo, a leading global materials company (2010 until his retirement in 2019)

•    President and Chief Executive Officer (May 2009–November 2009), NOVA Chemicals Corporation, a developer and manufacturer of chemicals, plastic resins, and end-products; President and Chief Operations Officer (October 2006–April 2009); Senior Vice President and President of Styrenics (July 2000–September 2006)

Qualifications

•    Executive leadership and board experience including prior experience as a public company Chief Executive Officer

•    Inorganic growth experience

•    Chemical industry experience

Education

•    BS, Civil Engineering, The Georgia Institute of Technology

•    MBA, The Wharton School of Business at The University of Pennsylvania

Other Boards

•    Innovative Chemical Products Group

•    IPS Corporation

Formerly

•    Trinseo S.A., Methanex Corp., NOVA Chemicals Corporation, Allegheny Energy, Inc and FirstEnergy Corporation

10

Proposal 1: Election of Directors

Mr. Kerry J. Preete Age: 61 Director Since: 2018 Committees Served: • Audit • Compensation

Experience

•    Executive Vice President and Chief Strategy Officer, Monsanto Company, an American agrochemical and agricultural biotechnology company, (2010–2019), spent over 30 years in roles of increasing responsibility, including President of the Global Crop Protection Chemicals business and Executive Leader of the U.S. markets businesses

Qualifications

•    Seasoned executive at a global, leading, multinational enterprise

•    Considerable B2B sales, marketing and organic growth experience

•    Information technology experience and expertise

Education

•    BCom, University of Saskatchewan

•    MBA, Washington University in St. Louis

Other Boards

•    Corteva, Inc., People and Compensation Committee and Sustainability, Safety, and Innovations Committee

•    Avient Corporation, Chair of compensation committee and a member of its nominating and governance committee

Mr. Robert L. Wood Age: 67 Director Since: 2016 Committees Served: • Audit • Compensation (Chair)

Experience

•    Chairman, President and CEO, Chemtura Corporation, global specialty chemicals company listed on the New York Stock Exchange and Euronext Paris (2004–2008)

•    Spent 27 years in a variety of sales, marketing and management roles within the Dow Chemical organization and ultimately became the Business Group President of the Thermosets and Dow Automotive Group, where he was named to Dow’s Corporate Operating Board, which was charged with setting corporate strategy and establishing corporate policies; Global Vice President of Polyurethanes and Global Vice President of Engineered Plastics

Qualifications

•    Executive leadership and board experience including prior experience as a public company Chief Executive Officer

•    Deep experience in the chemical industry

•    Human capital management experience and expertise

Education

•    BA, University of Michigan

Other Boards

•    Praxair

•    MRC Global Inc.

•    Member of the United States Olympic and Paralympic Committee

Formerly

•    Jarden Corporation

| ANNUAL MEETING NOTICE AND PROXY STATEMENT 2022 |	11

Proposal 1: Election of Directors

What if a nominee is unwilling or unable to serve?

That is not expected to occur. If it does, proxies will be voted for a substitute nominated by the Board.

Compensation of Directors

Non-employee directors receive compensation for Board service, which is designed to fairly and competitively compensate them for their Board responsibilities and align their interests with the long-term interests of stockholders. The Compensation Committee has the primary responsibility to review and consider any revisions to directors’ compensation. With the assistance of the Company’s external compensation advisor, the Compensation Committee reviews the competitiveness of directors’ compensation compared to peer companies. Based on this review, the annual equity award for non-employee directors was increased from a value of $120,000 to a value of $140,000 consistent with the median compensation within the peer group.

During fiscal year 2021, non-employee directors were entitled to the following compensation:

Annual Cash Retainer(1)(3)	$100,000.00
Annual Equity Award(2)(3)	$140,000.00
Board Chair Retainer(4)	$150,000.00
Audit Committee Chair Retainer(4)	$20,000.00
Compensation Committee Chair Retainer(4)	$15,000.00
Governance & Corporate Responsibility Committee Chair Retainer(4)	$15,000.00

(1)	Directors may also elect to convert all or a portion of their Annual Cash Retainers into unrestricted shares of common stock.
(2)

Restricted stock is granted annually on the date of the Company’s Annual Meeting of Stockholders. Unless otherwise determined by the Compensation Committee, these awards vest on the first anniversary of the grant date.

(3)

Directors may elect to defer their annual cash retainer and/or the annual equity award to deferred share units that are settled upon the earlier of (i) termination of service or (ii) a change in control.

(4)	The Board and Committee Chair Retainers are in addition to the Annual Cash Retainer.

The above fees assume service for a full year. Directors who serve for less than the full year are entitled to receive a pro-rated portion of the applicable retainer. The Company does not pay meeting fees but does pay for or reimburse directors for reasonable travel expenses related to attending Board, Committee and Company business meetings.

Fiscal Year 2021 Director Compensation

The following table shows information concerning the compensation in fiscal year 2021 for non-employee directors:

Name(1)	Fees Earned or Paid in Cash(2) $	Stock Awards (3) $	Change in Pension Value and Non Qualified Deferred Compensation Earnings $		All Other Compensation $		Total $

Joan Braca(4)	100,000	140,008	—		—		240,008
Mark J. Byrne	100,000	140,008	—		15,626	(5)	255,634
Daniel P. Doheny	120,000	140,008	—		—		260,008
Richard P. Fox	100,000	140,008	0	(6)	—		240,008
Rhonda Germany (4)	115,000	140,008	—		—		255,008
Stephen D. Newlin (4)	100,000	140,008	—		50,000	(7)	290,008
Christopher D. Pappas	250,000	140,008	—		—		390,008
Kerry J. Preete (4)	100,000	140,008	—		—		240,008
Robert L. Wood (4)	115,000	140,008	—		—		255,008

(1)	Mr. Laroyia was appointed to the Board effective as of February 8, 2022.

(2)	Represents the director retainer fees earned in 2021.
(3)	The amounts in this column represent the grant date fair value of restricted stock awarded (rounded up to the nearest full share) for the annual director retainer grant.

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Proposal 1: Election of Directors

(4)

Messrs. Preete, Newlin and Wood and Mmes. Braca and Germany elected to defer their annual equity award to deferred share units that are settled upon the earlier of (i) termination of service or (ii) a change in control.

(5)

Mr. Byrne was also an employee of the Company through January 31, 2015. As part of his termination arrangement from the Company, Mr. Byrne participates in the active employee medical insurance programs; the annual cost of employer contributions for this insurance is $15,626.

(6)

Mr. Fox’s defined benefit decreased by $618 to a total present value of $751,383 as of December 31, 2021. These values are based on Mr. Fox’s defined benefit pension plan arrangement, which guarantees a frozen monthly benefit of $6,815 to Mr. Fox from the age of 80 until his death, and thereafter to a surviving spouse. If Mr. Fox does not reach age 80, then no benefit will be paid. Mr. Fox may retire at any time and be eligible for this benefit. The change in present value is due to an increase in the discount rate from 2.43% as of December 31, 2020, to a 2.83% as of December 31, 2021, updated mortality table, as well as an increase due to passage of time.

(7)

Mr. Newlin was paid this amount in order to correct a Company error surrounding his 2019 bonus (paid in 2020) from when he was still an employee of the Company. The payment amount makes up for a Company matching contribution of the same amount that Mr. Newlin would have been entitled to under the Company’s deferral program but for the error.

The following table shows the number of shares of our common stock subject to outstanding restricted stock (“RS”), deferred stock units (“DSUs”), and stock options which each of our non-employee directors held as of December 31, 2021:

Name	Aggregate Number of Shares Subject to RS	Aggregate Number of Shares Subject to DSUs	Aggregate Number of Shares Subject to Stock Options

Joan A. Braca	—	25,320	—
Mark J. Byrne	5,764	—	98,787
Daniel P. Doheny	5,764	—	—
Richard P. Fox	5,764	—	—
Rhonda Germany	—	24,256	—
Stephen D. Newlin	—	5,764	578,180
Christopher D. Pappas	5,764	8,933	—
Kerry J. Preete	—	24,256	—
Robert L. Wood	—	24,256	—

The Company believes that it is in the best interest of the Company and its stockholders to align the financial interests of its directors and senior executive officers with those of stockholders. The Company has stock ownership requirements to ensure that the compensation for directors and officers aligns with the performance of the Company and its stockholder value. Non-employee directors are expected to own a number of shares of the Company’s common stock having a value equal to five times the annual cash retainer payable to such non-employee director (inclusive of any additional amounts payable with respect to service as a Board or Committee Chair). In general, non-employee directors have five years from joining the Board to establish this level of ownership. The following forms of equity are counted in determining compliance with this policy:

•	Shares of the Company’s common stock owned outright or beneficially;
•	Restricted stock or restricted stock units even while unvested; and
•	Deferred share units even while unvested.

As of the date of this Proxy Statement, all non-employee directors have met or exceeded these stockholding requirements or are within their attainment period.

The Company has entered into indemnification agreements with each of its directors. Under those agreements, the Company agrees to indemnify each of these individuals against claims arising out of events or occurrences related to that individual’s service, as legally permitted. The Company also maintains Director and Officer Liability Insurance that benefits the directors.

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Proposal 2: Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

(Item 2 on the Proxy Card)

As required by Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Board is providing the Company’s stockholders with the opportunity to vote, on a non-binding advisory basis, on a resolution approving the compensation of the Company’s named executive officers as disclosed in this Proxy Statement (typically referred to as a “say-on-pay” vote). The language of this resolution is as follows:

“RESOLVED, that stockholders approve, on a non-binding advisory basis, the compensation paid to the named executive officers of Univar Solutions Inc., as disclosed in the Company’s Proxy Statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC, including the “Compensation Discussion and Analysis,” compensation tables and related disclosures.”

In considering their vote, stockholders may wish to review with care the information on the Company’s compensation policies and decisions regarding the named executive officers presented in the “Executive Compensation” section of this Proxy Statement, which includes, without limitation, the “Compensation Discussion and Analysis,” the “Compensation Committee Report,” as well as the “Executive Compensation Tables.” The Company is seeking an advisory vote on the frequency of the advisory vote on executive compensation at the 2022 Annual Meeting as well, as described in Proposal 3 below.

Although the advisory say-on-pay vote is non-binding, the Compensation Committee and the Board will consider the outcome of the vote in making future executive compensation determinations.

The say-on-pay vote will be determined by the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends that you vote “FOR” the approval, on a non-binding advisory basis, of the resolution approving the compensation of the Company’s named executive officers.

14

Proposal 3: Non-Binding Advisory Vote on the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers

(Item 3 on the Proxy Card)

In addition to the say-on-pay vote included as Proposal 2, Section 14A of the Exchange Act also requires that the Company provide stockholders the opportunity to vote, on a non-binding advisory basis, for their preference as to how frequently the Company should seek future stockholder advisory votes on the compensation of our named executive officers. This non-binding advisory vote is commonly referred to as a “say-on-frequency” vote. The say-on-frequency vote is required to be held at least once every six years. Under this proposal, our stockholders may cast a non-binding advisory vote on whether they would prefer to have an advisory vote on the compensation of our named executive officers every one, two or three years.

The Board recommends that stockholders vote to have future say-on-pay votes every one year (annually). The Board believes that an annual say-on-pay vote enhances stockholder communication and engagement by providing a clear and efficient means for the Company to obtain information on investor sentiment about our executive compensation philosophy, program and practices. In addition, an annual say-on-pay vote is consistent with the Company’s policy of seeking input from, and engaging in discussions with, our stockholders on corporate governance and executive compensation matters.

Although the say-on-frequency vote is non-binding, the Compensation Committee and Board will consider the outcome of the vote in determining the frequency of future advisory votes on the compensation of our named executive officers.

You may cast your vote on your preferred choice of voting frequency by choosing the option of voting every one, two or three years, or you may abstain from voting. The option receiving the highest number of votes of the shares present in person or represented by proxy and entitled to vote at the meeting will be determined to be the stockholders’ preferred frequency.

The Board recommends that you vote for “1 Year” as the preferred frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers.

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Proposal 4: Ratification of Independent Registered Public Accounting Firm

(Item 4 on the Proxy Card)

What am I voting on?

The Audit Committee of the Board selected the independent registered public accounting firm of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Although stockholder ratification of the appointment is not required, the Board has decided to ascertain the position of the stockholders on the appointment. The Audit Committee will reconsider the appointment if the appointment of Ernst & Young is not ratified by the stockholders.

Will representatives of Ernst & Young be present at the Annual Meeting?

Representatives of Ernst & Young will be present at the Annual Meeting and will have the opportunity to make a statement if they desire and are expected to be available to respond to appropriate questions from stockholders.

What vote is required to approve this proposal?

Approval of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

What fees did the Company pay to Ernst & Young for audit and other services for the years ended December 31, 2021 and 2020?

Ernst & Young served as the Company’s independent registered public accounting firm for the years ended December 31, 2021 and 2020. The following table presents fees for professional services rendered by Ernst & Young in 2021 and 2020, for the audit of the Company’s annual financial statements and statutory audits for 2021 and 2020, and fees billed for audit-related services, tax services and all other services rendered by Ernst & Young for 2021 and 2020.

	2021 ($)	2020 ($)

Audit fees (1)	7,494,835	6,589,975
Audit-related fees (2)	55,500	48,252
Audit and audit-related fees	7,550,335	6,638,227
Tax fees (3)	—	101,204
All other fees	—	—
Total fees	7,550,335	6,739,431

(1)

Audit fees for 2021 and 2020 include fees for the annual audit of our consolidated financial statements, statutory audits and reviews of the condensed consolidated financial statements included in the Company’s quarterly reports.

(2)

Audit-related fees for 2021 and 2020 include fees related to employee benefit plan audits, certain Company offering documents, other agreed upon procedures and a subscription to Ernst & Young’s accounting research tool.

(3)	Tax fees for 2020 include fees related to general tax consultations.

16

Proposal 4: Ratification of Independent Registered Public Accounting Firm

To safeguard the continued independence of the independent auditor, the Audit Committee has adopted a policy regarding pre-approval of audit and non-audit services from the Company’s independent auditor (the “Pre-Approval Policy”). The Pre-Approval Policy is part of the Audit Committee Charter, which can be found at the Company’s website at https://investors.univarsolutions.com. The Pre-Approval Policy is intended to prevent the independent auditor from providing services to the Company that are prohibited under Section 10A(g) of the Exchange Act and to help ensure the auditor’s continued independence. The Pre-Approval Policy requires all audit, audit-related, tax and other permissible non-audit services performed by the independent auditor to be pre-approved by the Audit Committee (or its Chair under delegated authority for services that will not exceed $250,000 and is conditioned upon reporting to the full Audit Committee at its next scheduled meeting). All of the services performed by Ernst & Young during the years ended December 31, 2021 and December 31, 2020, were performed in accordance with the Pre-Approval Policy.

What factors did the Audit Committee consider in determining to retain Ernst & Young for 2022?

In determining to retain Ernst & Young for 2022, the Audit Committee considered:

•	applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”), including its oversight of Ernst & Young and its requirements for independence and audit partner rotation;
•

the benefits of Ernst & Young’s tenure of over 10 years, including favorable impact on audit quality, efficient fee structures and avoidance of costs and disruption, as well as the potential independence risks posed by a long-tenured independent auditor;

•	matters relating to Ernst & Young’s independence, including a review of audit and non-audit fees and written disclosures from Ernst & Young;
•	Ernst & Young’s technical qualifications, international capacity, audit quality and performance as assessed by the Audit Committee’s 2021 evaluation of Ernst & Young;
•	the annual PCAOB report on Ernst & Young and the assessments of the Company’s internal auditor and other members of management;
•	the quality and candor of Ernst & Young’s communications with both the Audit Committee and the Company’s management; and
•	Ernst & Young’s demonstration of independent judgment, objectivity and professional skepticism.

The Board recommends that you vote “FOR” the ratification of the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2022.

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Governance of the Company

The business and affairs of the Company are supervised by the Board. The Board believes that good corporate governance is a critical factor in achieving business success and in fulfilling the Board’s responsibilities to stockholders. The Board believes that its corporate governance practices align management and stockholder interests. Highlights of the Company’s corporate governance practices are described below.

What is the composition of the Board and how often are members elected?

The Board currently consists of 11 members, each of whom has a term expiring at this Annual Meeting. Our directors are elected annually. The Board has nominated 11 persons to stand for election at this Annual Meeting and to hold office until the 2023 Annual Meeting. All nominees are currently directors elected at the 2021 Annual Meeting, except for Mr. Laroyia, who was appointed to the Board in February 2022.

What is the Board’s leadership structure?

Our Board is currently led by an independent Chairman, Mr. Christopher D. Pappas. In 2018, the Company announced the separation of the Chief Executive Officer and Board Chair roles and in May 2020 appointed Mr. Pappas, who previously served as the Company’s independent Lead Director, as the independent Board Chair, succeeding Mr. Newlin who served as Non-Executive Chair of the Board from January 2020 to May 2020. Our Governance & Corporate Responsibility Committee annually reviews the Board’s leadership structure and evaluates the performance and effectiveness of the Board. Our Board retains the authority to modify its leadership structure in order to stay current with our Company’s circumstances and advance the best interests of the Company and its stockholders as and when appropriate.

Our Board does not have a policy mandating separation of the role of the Chief Executive Officer and Board Chair, but if in the future our Board chooses to combine the role of Chairman and Chief Executive Officer, an independent Lead Director will be appointed annually by the independent Directors. Our Board believes that Board independence and oversight of management are effectively maintained through a strong independent Chair or Lead Director and through the Board’s composition, committee system and policy of having regular executive sessions of non-management directors, as further described in this Proxy Statement. The Board has also adopted a number of governance practices, as further described in this Proxy Statement, that promote effective independent oversight. Having an independent Chair or Lead Director enables the Chair/Lead Director to focus on corporate governance matters and the Chief Executive Officer to focus on the Company’s business. It also fosters an open dialogue and constructive feedback among the independent directors and management.

18

Governance of the Company

What is the Board’s involvement in risk oversight?

Board and Committee Risk Oversight Responsibilities

Board

- Strategic planning
- Annual enterprise risk assessment and mitigation
- Reputational, operational, financial and legal risks
- CEO succession planning
- Human capital management

Audit Committee	Compensation Committee	Governance & Corporate Responsibility Committee
• Accounting, auditing, external reporting and internal control risks • External auditor performance and expenses • Privacy, cyber information and cybersecurity risks • Ethics and compliance reporting and management	• Compensation philosophies • Metrics, targets, and risks for short- and long-term plans • Executive compensation • Services from the external compensation consultant	• ESG strategy and communications • Corporate governance practices • Annual Board and Committee self-assessments

The Board maintains oversight of the Company’s enterprise risk management processes and programs and the Company’s top enterprise risks (including those pertaining to financial, operational, cybersecurity, ESG and climate risks) and corresponding mitigation plans are presented to the Board semiannually. The Company has a Risk Steering Committee, chaired by the Company’s Chief Risk Officer and comprised of various members of executive and senior management, which regularly identifies and monitors top enterprise risks to the Company and oversees corresponding mitigation plan progress, including monthly monitoring of the Company’s comprehensive cybersecurity threat metric report that includes reports on endpoint threats, firewall threats, blocked security web requests and email threat activity, including a variety of phishing metrics and reports. Further, management notifies the Board of, among other things, any instances of significant threatened or actual litigation, significant governmental or regulatory inquiries or proceedings, and any events or occurrences that could materially impact the Company’s reputation or that may have significant operational, financial or legal impacts.

The Board’s committees also oversee the management of risks that are within the committees’ areas of focus. The Compensation Committee oversees the management of risks relating to the Company’s compensation program and policies (including the design of incentive structures, holding periods and clawbacks to mitigate risks), including the compensation risk assessment set forth in the section of the Proxy Statement titled “Compensation Discussion and Analysis.” The Audit Committee oversees the management of accounting, auditing, external reporting and internal control risks. The Audit Committee is also responsible for overseeing privacy, cyber information and cybersecurity risks, including policies and procedures for assessing and managing those risks. For further information on the Company’s approach to information security risks, please refer to our Information Security Disclosure available on the Company’s website at https://investors.univarsolutions.com. The Governance & Corporate Responsibility Committee oversees risk associated with the corporate governance of the Company as well as those risks associated with the Company’s environmental, health, safety, human capital management, and diversity and inclusion strategies. Each of the Compensation Committee, Governance & Corporate Responsibility Committee and Board plays a role in succession planning oversight. The entire Board also reviews the Company’s safety performance and risks associated with safety.

The Board also receives information relating to the culture of the Company through a number of channels, including updates from the Chief People Officer on the Company’s diversity and inclusion data and metrics, and analysis of the annual employee engagement survey results, as well as updates from the general counsel on any significant compliance, discrimination or harassment complaints.

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Governance of the Company

What are the committees of the Board and how often did the Board and its committees meet in 2021?

The Board has standing Audit, Compensation and Governance & Corporate Responsibility Committees. All of the charters for the committees are available on the Company’s website at https://investors.univarsolutions.com. In 2021, the Board met twelve times, the Audit Committee met six times, the Compensation Committee met five times, and the Governance & Corporate Responsibility Committee met five times. Every director attended 75% or more of the meetings of the Board and those Committees of which he or she was a member (held during the period he or she served as a director). Information relating to each of the Committees of the Board as of the date of this Proxy Statement is provided below.

Committee Composition(1)

	Audit Committee (2)	Compensation Committee	Governance & Corporate Responsibility Committee
Joan A. Braca		M	M
Mark J. Byrne		M	M
Daniel P. Doheny(3)	C		M
Richard P. Fox(3)	M		M
Rhonda Germany	M		C
Kerry J. Preete(3)	M	M
Robert L. Wood(3)	M	C

  C: Chair

  M: Member

(1) Mr. Pappas is the Chair of the Board but is not a member of any Board committee.

(2) Mr. Laroyia was appointed to the Board effective February 8, 2022, and currently serves as a member of the Audit Committee. He is also a financial expert in the Audit Committee.

(3) Messrs. Doheny, Fox, Preete and Wood are financial experts in the Audit Committee.

20

Governance of the Company

Audit Committee

Committee Name and Members*			Representative Functions of the Audit Committee
Audit Committee:

•      Directly responsible for the appointment or replacement, compensation, retention and oversight of the work of the independent auditor;

•      Assist the Board in monitoring the quality and integrity of the Company’s financial statements, the financial reporting process and systems of internal control, the independent auditor’s qualifications, performance and independence and the Company’s internal audit function;

•      Discuss policies with respect to risk assessment and risk management;

•      Oversee the Company’s policies and procedures relating to the Company’s relationships and transactions with related persons;

•      Review management’s monitoring of the Company’s compliance with regulatory requirements and the Company’s ethics and compliance program, including compliance with the Company’s Code Handbook;

•      Oversee the Company’s privacy, cyber information and cybersecurity risks, including the policies and procedures for assessing and managing those risks; and

•      Discuss and review the type of information to be disclosed and the type of presentation to be made in the Company’s ESG reporting.

Daniel P. Doheny, Chair	Richard P. Fox	Rhonda Germany
Kerry J. Preete	Robert L. Wood
Number of Meetings in 2021: Six

*Mr. Laroyia was appointed to the Audit Committee effective as of February 8, 2022.

The Audit Committee operates under a written charter adopted by the Board that is available through the Company’s website at https://investors.univarsolutions.com. While the Audit Committee has the responsibilities and powers set forth in its charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate and prepared in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

The Board has determined that Messrs. Doheny, Fox, Laroyia, Preete and Wood and Ms. Germany are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE and that Messrs. Doheny, Fox, Laroyia, Preete and Wood are qualified as audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act and applicable SEC regulations. The Board has also determined that each member of the Audit Committee is financially literate within the meaning of the NYSE listing standards.

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Governance of the Company

Compensation Committee

Committee Name and Members			Representative Functions of the Compensation Committee
Compensation Committee:

•      Make recommendations to the Board as to the Company’s overall compensation philosophy, policies, practices and programs, as well as oversee the development and implementation of compensation programs;

•      Establish the total compensation package provided to the Chief Executive Officer, other executive officers and other officers reporting directly to the Chief Executive Officer;

•      Develop and recommend to the Board compensation for Board members;

•      Oversee Univar Solutions’ general incentive compensation plans and equity-based plans; and

•      Review the Company’s compensation policies to ensure they do not encourage excessive risk-taking.

Robert L. Wood, Chair	Joan A. Braca	Mark J. Byrne
Kerry J. Preete
Number of Meetings in 2021: Five

The Compensation Committee operates under a written charter adopted by the Board which is available through the Company’s website at https://investors.univarsolutions.com. Subject to applicable legal and NYSE requirements, the Compensation Committee may form, and delegate any of its responsibilities to, one or more subcommittees, each of which may take such actions as may be delegated by the Compensation Committee. The Compensation Committee may also, in its discretion and subject to applicable legal and NYSE requirements, establish thresholds below which approval for some activities and associated transactions can be delegated to management without direct Compensation Committee involvement (except that there shall be no delegation to management members of decisions that impact their own compensation).

The Board has determined that Ms. Braca and Messrs. Byrne, Preete and Wood are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE. In addition, all members of the Compensation Committee qualify as “non-employee” directors for purposes of Rule 16b-3 of the Exchange Act, as amended.

22

Governance of the Company

Governance & Corporate Responsibility Committee

Committee Name and Members			Representative Functions of the Governance & Corporate Responsibility Committee
Governance & Corporate Responsibility Committee:

•      Develop and recommend criteria for selecting nominees for director and on an annual basis review and recommend appropriate committee assignments;

•      Identify and recommend to the Board candidates qualified and suitable to become members of the Board consistent with the Company’s Board criteria;

•      Screen and recommend to the Board candidates for Board Chair and Chief Executive Officer;

•      Review and recommend to the Board ratification of all persons designated as officers of the Company;

•      Develop and recommend to the Board a set of corporate governance principles;

•      Establish procedures for the evaluation of the Board and committee self-assessments;

•      Review and oversee succession planning for the Chief Executive Officer of the Company and its subsidiaries with input from the Compensation Committee as appropriate;

•      Oversee and provide guidance on the Company’s environmental, health, safety, sustainability and corporate social responsibility policies, objectives, programs and practices; and

•      Handle such other matters as delegated to the Governance & Corporate Responsibility Committee by the Board.

Rhonda Germany, Chair	Joan A. Braca	Mark J. Byrne
Daniel P. Doheny	Richard P. Fox
Number of Meetings in 2021: Five

The Governance & Corporate Responsibility Committee operates under a written charter adopted by the Board, which is available through the Company’s website at https://investors.univarsolutions.com. The Board has determined that Mmes. Braca and Germany and Messrs. Doheny, Byrne and Fox are independent within the meaning of applicable SEC regulations and the listing standards of the NYSE.

How does the Board select nominees for the Board?

The Board and Governance & Corporate Responsibility Committee consider candidates for Board membership in accordance with criteria set forth in the Certificate of Incorporation, the Bylaws, the Company’s Corporate Governance Guidelines (the “Guidelines”) and the charter of the Governance & Corporate Responsibility Committee. The committee’s charter provides that it may retain a third-party executive search firm to identify suitable candidates for the Board. In identifying candidates qualified to become members of the Board, the Governance & Corporate Responsibility Committee has adopted the “Rooney Rule” – it will seek to include, and request that any search firm it engages endeavor to include, female and/or minority candidates in the initial pool from which director nominees are selected. Mr. Laroyia was first identified as a director candidate by a third‐party search firm retained by the Governance & Corporate Responsibility Committee. The Governance & Corporate Responsibility Committee provided the third‐party search firm with the Skills Matrix as well as guidance as to the qualifications, attributes and skills that the Governance & Corporate Responsibility Committee was seeking in potential candidates, and the search firm identified candidates for the Governance & Corporate Responsibility Committee’s consideration.

The Board’s and Governance & Corporate Responsibility Committee’s assessment of a proposed candidate will include considerations of diversity as described in “How does the Governance & Corporate Responsibility Committee consider diversity in selecting directors?” below, as well as considerations of the skills represented by the composition of the Board at that time, as depicted by the Skills Matrix. The Governance & Corporate Responsibility Committee also considers the balance of management and independent directors and the need for committee

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Governance of the Company

independence in its evaluation of prospective nominees. In addition, while the Guidelines do not establish specific term limits, the Guidelines provide, without exemption and on a mandatory basis, that a person who is 75 years or older (including an incumbent director) may not stand or be nominated to stand for election at the next annual meeting of stockholders. Mr. Fox will be turning 75 after the Annual Meeting. The Governance & Corporate Responsibility Committee actively reviews board size and composition in order to continue to ensure continuity, stability and orderly transition. The Governance & Corporate Responsibility Committee will generally make a recommendation to the full Board as to the person(s) who should be nominated by the Board. The Board determines the nominee(s) after considering the recommendation and report of the Governance & Corporate Responsibility Committee.

The Board believes that each of the Company’s director nominees has met all the guidelines set forth in the Guidelines, which can be found at https://investors.univarsolutions.com. As noted in the director biographies, the Company’s director nominees have experience, qualifications and skills across a wide range of public and private companies, possessing a broad diversity of experience both individually and collectively.

For a stockholder to nominate a candidate for election to the Board at an annual meeting, the stockholder must comply with the procedures set forth in the Bylaws, including delivering to the Company’s Secretary (the “Secretary”) at 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515, a notice complying with the requirements in the Bylaws. The Governance & Corporate Responsibility Committee will consider individuals recommended by stockholders in the same manner and to the same extent as it considers director nominees identified by other means. The Board and Governance & Corporate Responsibility Committee have not received director nominations from any stockholders in connection with the election of directors at the Annual Meeting. For additional information on the process for nominating candidates for election to the Board at the 2023 Annual Meeting in accordance with our Bylaws, including requests to include stockholders-nominated candidates for director in our proxy materials, see “May I propose actions for consideration at next year’s Annual Meeting of stockholders?” in the “Additional Information” section of this Proxy Statement.

How does the Governance & Corporate Responsibility Committee consider diversity in selecting directors?

The Board seeks a diverse group of candidates who possess the background, skills and expertise to make a significant contribution to the Board, to the Company and to its subsidiaries. Selection of an individual reflects demonstrated experience in an area helpful to the Board, including high level leadership experience in business or administrative activities; specialized expertise in the chemical or distribution industries or other industries served by the Company; breadth of knowledge about issues affecting the Company and its subsidiaries; and the ability and willingness to contribute special competencies to Board activities. The Governance & Corporate Responsibility Committee also considers personal attributes, including demonstrated sound judgement, reputation and personal integrity; willingness to challenge conventional thinking, as appropriate, to produce the best outcome; loyalty to the Company and concern for its success and welfare and willingness to apply sound independent business judgment; awareness of a director’s vital role in the Company’s and its subsidiaries’ good corporate citizenship and corporate image; time available for meetings and consultation on Company matters; and a willingness to assume fiduciary responsibilities. The Governance & Corporate Responsibility Committee also considers the benefits of diversity in board composition, including with respect to experience, age, gender and ethnicity, among others. In identifying candidates qualified to become members of the Board, the Governance & Corporate Responsibility Committee follows the Rooney Rule, as described above.

How does the Board determine which directors are considered independent?

The Board currently consists of 11 directors. Each of the directors has been determined to be independent except for Mr. Jukes, the Company’s President and Chief Executive Officer, and Mr. Newlin, who retired as an employee of the Company effective as of December 31, 2019. Pursuant to the Guidelines, the Board reviews director independence at least annually. The Board receives and considers a recommendation regarding independence from the Governance & Corporate Responsibility Committee, based upon applicable SEC regulations, the NYSE listing standards and all of the relevant facts and circumstances relating to the independence of each of the members of the Board. The Board also considers transactions, relationships and arrangements between each director or an immediate family member of the director and each of the Company and our senior management. By determining that a director is independent, the Board has concluded that the director is independent of management and free from any material relationship with the Company and its subsidiaries (whether directly or as a partner, stockholder or officer of an organization that has a relationship with the Company or its subsidiaries) that would interfere with the exercise of the director’s independent judgment as a member of the Board. The Board also determines whether directors who serve on a committee meet the particular independence requirements under applicable SEC regulations and NYSE listing standards for service on that committee.

24

Governance of the Company

For further information, please also read “What relationships and policies does the Company have with respect to transactions with related persons?” below.

What relationships and policies does the Company have with respect to transactions with related persons?

The Company’s Code Handbook provides that all conflicts of interest should be avoided. The Company has also adopted a written policy regarding transactions with related persons (the “Related Party Policy”). The Related Party Policy applies to transactions that involve a related person where the Company is a participant and in which the related person will have a direct or indirect interest. The Related Party Policy delegates to the Audit Committee responsibility for reviewing, approving or ratifying such transactions. Under the Related Party Policy, a “related person” includes any director, executive officer or 5%-or-greater stockholder and members of their immediate family, as well as any entity in which any of the foregoing is employed, a general partner or principal, or a 5%-or-greater stockholder. Pursuant to its charter, the Audit Committee will conduct a reasonable prior review and approve all related person transactions of the Company in accordance with any such policies and procedures. The Audit Committee will consider all factors it deems relevant and will approve or ratify only those that are in the best interests of the Company and its stockholders. Any member of the Audit Committee who has an interest in a related person transaction will abstain from voting on such transaction. The Related Party Policy includes a list of transactions that the Audit Committee has determined do not present a “direct or indirect material interest” on the part of the related person and do not need to be presented to the Audit Committee for review and approval.

In addition, our directors and executive officers are required to complete Director and Officer Questionnaires that, among other things, identify any potential related person transactions. Our Board determines, on an annual basis, which members of our Board are independent based upon applicable SEC regulations, the NYSE listing standards and all the relevant facts and circumstances relating to the independence of each of the members of the Board.

There were no related party transactions during fiscal year 2021 required to be reported in this Proxy Statement under the applicable SEC rules.

How does the Company engage with stockholders?

We maintain active, year-round engagement with our stockholders. During the past fiscal year, various members of our management met with many of our investors to discuss key performance, corporate governance, executive compensation, corporate responsibility, culture and other important topics. These meetings enable two-way dialogue between our stockholders and ourselves and provide an opportunity for our leadership to hear our stockholders’ perspectives and understand any concerns or feedback they may have.

The Board considers stockholder feedback from these meetings, along with emerging best practices, market standards and policies at other companies in its perspectives. The feedback we have received from our stockholder engagement activities has informed the Board’s decisions and deliberations as well as our disclosures. The feedback received from our stockholder engagement activities over the past few years contributed to a number of other enhancements to our corporate governance structure, such as elimination of the supermajority voting provision in our Company charter and Bylaws, enacting a retirement policy for directors where any director who is 75 or older cannot stand for reelection, declassifying the Board, appointing an Independent Chair, expansion of the Company’s Clawback Policy, elimination of overlapping metrics in our compensation plans, among others.

Our Board also considered stockholder input in reviewing the Company’s compensation plan design and metrics, as described in greater detail in the “Compensation Discussion and Analysis” section of this Proxy Statement, and in other key areas. For example, the Board took into account stockholder feedback in its decision to redesign the Company’s long-term incentive program for 2021 and 2022. We recognize that improving transparency and disclosures on material ESG topics is important to our stakeholders, therefore in addition to making meaningful improvements on a range of sustainability issues through 2021, we have also continued to work on improving our disclosures to key ESG reporting platforms. Informed by our ongoing stakeholder engagement and up-to-date feedback from stockholders, we have worked to further improve our participation and disclosures to key reporting and assessment platforms including Sustainalytics, MSCI, ISS-oekom, CDP and EcoVadis. As well as making our CDP responses public, we have furthered alignment of our public sustainability reporting with stakeholder expectations through our Global Reporting Initiative (GRI) and Sustainability Accounting Standards Board (SASB)-based sustainability reporting, externally assured for the first time in 2020.

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Governance of the Company

How do stockholders or interested parties communicate with the Board?

Stockholders wishing to communicate with the Board should send such communication to the Company’s Secretary at 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515. Pursuant to the Guidelines and the Company’s Director Communication Policy, the Secretary forwards stockholder communications to the Board to the Board Chair. Any responses or communications from the Board to any stockholder are also conveyed from the Board Chair to such stockholder through the Secretary. The Secretary generally does not forward complaints about service, new services suggestions, résumés and other forms of job inquiries, surveys, business solicitations, advertisements or inappropriate communications. Interested parties may direct correspondence to the Company’s headquarters address set forth in this Proxy Statement, including in the first paragraph of page one. In addition, see “What are the Company’s practices on reporting of concerns regarding accounting?” below.

What are the Company’s practices on reporting of concerns regarding accounting?

The Company has established practices relating to the reporting of concerns regarding accounting and other ethics and compliance issues. Any person who has a concern about the conduct of the Company or any of its personnel, with respect to accounting, internal accounting controls, auditing matters or other ethics and compliance concerns, may (where permitted), in a confidential or anonymous manner, communicate that concern to Company management or bring it to the attention of the Chair of the Company’s Audit Committee through the Company’s Compliance and Ethics Alertline at 1-866-605-2999 or via web submission at www.univar.ethicspoint.com.

Who chairs the Company’s executive sessions?

Mr. Pappas is currently the independent Board Chair and chairs the executive sessions.

What are the Company’s corporate governance guidelines and ethics policies?

•

Board Committee Charters. The Audit, Compensation and Governance & Corporate Responsibility Committees of the Board operate pursuant to written charters. All of the committee charters are available on the Company’s website at https://investors.univarsolutions.com.

•

Corporate Governance Guidelines. The Board has documented its corporate governance principles in the Guidelines, which were adopted to reflect certain best practices and requirements of the NYSE. The Guidelines are available on the Company’s website at https://investors.univarsolutions.com.

•

Code Handbook and Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Univar Solutions’ Code Handbook emphasizes the Company’s commitment to the highest standards of business conduct and includes the Company’s policies and expectations on a number of topics, including conflicts of interest, compliance with laws, human rights, use of our assets and business conduct, sustainability and fair competition. The Code Handbook applies to all of our directors, officers and employees, and the Company expects all of its business partners to act in a manner consistent with the Code Handbook. The Code Handbook also sets forth information and procedures for employees to report suspected issues or violations. In addition, the Company’s executive and financial officers also adhere to the Company’s Code of Ethics for the Chief Executive Officer and Senior Financial Officers. Periodically, the directors, officers and certain management employees in the Company are required to complete a conflict of interest questionnaire and certify in writing that they have read and understand the Code Handbook. The Code Handbook and Code of Ethics for the Chief Executive Officer and Senior Financial Officers are available on the Company’s website at https://investors.univarsolutions.com or by contacting the Secretary of the Company to receive a written copy.

How does the Company address director education?

The Company is committed to offering the members of the Board the support and education they deem appropriate (given their individual backgrounds) to stay abreast of developments in corporate governance, the industries in which the Company participates, evolving trends and practices relevant to the Company or its strategic plans, and their committee assignments and responsibilities. The Board is subject to the Company’s Directors’ On-Boarding & Education Policy, the objectives of which are to (1) ensure that new directors are provided with a foundational understanding of the Company, including its industry, business, operations, competitors and current issues and strategies, and

26

Governance of the Company

the responsibilities of Board members generally; and (2) provide directors with the knowledge and skills required to enable them to better perform their duties and to ensure the effective functioning of the Board. In 2021, the Company’s directors completed more than 55 hours’ worth of training and education in a broad range of subject matters that are relevant to the service of our Board.

What are the Company’s practices or policies regarding hedging, pledging and margin accounts?

The Company’s Second Amended Policy on Trading in Securities prohibits all directors, officers and employees of the Company (and their immediate family members and other persons living in their households (“Company Associates”)) from (i) engaging in short sales of securities of the Company; (ii) engaging in transactions in puts, calls or other derivative securities (whether on an exchange or in any other organized market) with respect to the equity of the Company; and (iii) pledging (or hypothecating) shares of the Company’s common stock as collateral for a loan, including margin accounts. The policy also prohibits directors and officers from engaging in hedging or monetization transactions (such as zero-cost collars and forward sale contracts) and strongly discourages all other employees and Company Associates from entering into such arrangements. Any Company Associate wishing to enter into such an arrangement must first pre-clear the proposed transaction with the General Counsel and the Chief Executive Officer.

What other significant Board practices does the Company have?

•

Private Executive Sessions. The non-management members of the Board conduct executive session meetings during the majority of their quarterly meetings in which no member of management is present to discuss any matter selected by a member. Further, the Company’s independent directors conduct meetings periodically as required by SEC standards and the Guidelines.

•

Advance Materials. Information and data important to the directors’ understanding of the business or matters to be considered at a Board or Board committee meeting are, to the extent practical, distributed to the directors sufficiently in advance of the meeting to allow careful review prior to the meeting.

•

Board and Committee Self-Evaluations. On an annual basis and under the oversight and direction of the Governance & Corporate Responsibility Committee, the Board and each committee performs a self-assessment. The assessment is rooted in continuous improvement principles and is designed to help set priorities for the coming year. In 2021, the Board used an independent third party to conduct the assessment. The facilitator interviewed each director as well as select members of management to understand the areas where the Committees and Board are functioning particularly well, and the areas where there are further opportunities for growth and improvement. Select members of management were included to provide as many perspectives as possible and to facilitate robust communication between both groups. Once complete the findings from the assessment were shared with the full Board.

What access do the Board and Board committees have to management and to outside advisers?

•

Access to Management and Employees. Directors have full and unrestricted access to the management and employees of the Company. Additionally, key members of management attend Board meetings to present information about the results, plans and operations of the business within their areas of responsibility.

•

Access to Outside Advisers. The Board and its committees may retain counsel or consultants without obtaining the approval of any officer of the Company in advance or otherwise. The Audit Committee has the sole authority to retain and terminate the independent auditor. The Governance & Corporate Responsibility Committee has the authority to retain search firms to be used to identify director candidates. The Compensation Committee has the authority to retain compensation consultants for advice on executive compensation matters.

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Stock Ownership Information

The tables below and the accompanying footnotes show information regarding the beneficial ownership of the Company’s common stock as of March 8, 2022, unless otherwise indicated. As of March 8, 2022, the Company had 169,875,457 shares of common stock outstanding.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of (or to direct the disposition of) such security. A person is also deemed to be a beneficial owner of any securities that such person has a right to beneficially acquire within 60 days. Securities that can be acquired within 60 days are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s ownership percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Percentage computations are based on shares of common stock outstanding as of March 8, 2022.

What is the equity ownership of officers and directors?

The following table sets forth information with respect to the beneficial ownership of Univar Solutions common stock as of March 8, 2022, by each member of the Board, each of the Company’s named executive officers in the section titled “Executive Compensation” and all directors and executive officers of the Company as a group.

Name of Beneficial Owner	Shares of Common Stock Owned (1)	Percent

Nicholas W. Alexos(2)	463,391	*
Joan Braca(3)	33,654	*
Mark J. Byrne(4)(5)	137,537	*
Daniel Doheny(5)	47,915	*
Richard P. Fox(5)	48,750	*
Rhonda Germany(3)	36,150	*
James B. Holcomb(6)	10,482	*
David C. Jukes(7)	707,585	*
Varun Laroyia(8)	—	*
Stephen D. Newlin(3)(9)	798,172	*
Christopher D. Pappas(5)(10)	188,910	*
Noelle J. Perkins(11)	40,609	*
Kerry J. Preete(3)	32,589	*
Nicholas Powell(12)	73,364	*
Robert L. Wood(3)	35,670	*
All directors and executive officers as a group (18 persons)(13)	2,848,041	*

(1)

Represents the following for each beneficial owners: (i) shares of common stock, (ii) restricted stock that vests within 60 days of March 8, 2022, (iii) deferred stock units that vest within 60 days of March 8, 2022, and (iv) stock options that vest within 60 days of March 8, 2022.

(2)

Includes (i) 350,000 shares of common stock held indirectly by Mr. Alexos in the Alexos Family Dynasty Trust, (ii) 16,373 restricted stock units that vests within 60 days of March 8, 2022, and (iii) 54,466 exercisable stock options.

(3)	Includes 5,764 deferred stock units that vest within 60 days of March 8, 2022.

(4)	Includes 98,787 exercisable stock options.

(5)	Includes 5,764 restricted stock that vest within 60 days of March 8, 2022.

(6)	Includes 4,706 restricted stock units that vest within 60 days of March 8, 2022.

(7)	Includes (i) 36,836 restricted stock units that vest within 60 days of March 8, 2022, and (ii) 450,233 exercisable stock options.

(8)	Mr. Laroyia does not currently own any stock.

(9)	Includes 578,180 exercisable stock options. Mr. Newlin’s shares are held in the Stephen D. Newlin Revocable Trust.

(10)	Includes 140,088 shares of common stock held indirectly by Mr. Pappas in the Susan G. Pappas Revocable Trust controlled by his spouse.

(11)	Includes (i) 4,093 restricted stock units that vest within 60 days of March 8, 2022, and (ii) 27,236 exercisable stock options.

(12)	Includes (i) 4,706 restricted stock units that vest within 60 days of March 8, 2022, and (ii) 49,561 exercisable stock options.

28

Stock Ownership Information

(13)	Includes ownership of all directors and executive officers, including Messrs. Jerding and Buckup and Ms. McIntyre.

Except as otherwise indicated in the footnotes to this table, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address for each individual listed above is c/o Univar Solutions Inc., 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515.

Who are the Company’s largest stockholders?

Based solely on the information filed with the SEC on Schedule 13G for the fiscal year ended December 31, 2021, the following table sets forth those stockholders who beneficially own more than five percent of Univar Solutions common stock:

Name of Beneficial Owner	Shares of Common Stock Owned	Percent(1)

FMR LLC(2)	17,664,334	10.4
The Vanguard Group(3)	15,501,329	9.1
BlackRock, Inc.(4)	14,205,586	8.4
EdgePoint Investment Group Inc.(5)	13,879,260	8.2

(1)	Based on 169,875,457 shares of our common stock outstanding on March 8, 2022.

(2)

This information is derived solely from the Schedule 13G/A of FMR LLC filed on March 10, 2022. According to the Schedule 13G/A, FMR LLC has sole voting power with respect to 17,663,959 of the reported shares and sole dispositive power with respect to all of the reported shares; and Abigail P. Johnson has sole dispositive power with respect to all of the reported shares. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(3)

This information is derived solely from the Schedule 13G/A of The Vanguard Group filed February 10, 2022. According to the Schedule 13G/A, The Vanguard Group has shared voting power with respect to 83,240 of the reported shares, sole dispositive power with respect to 15,271,091 of the reported shares and shared dispositive power with respect to 230,238 of the reported shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, PA  19355.

(4)

This information is derived solely from Schedule 13G/A of BlackRock, Inc. filed February 3, 2022. According to the Schedule 13G, BlackRock, Inc. has sole voting power with respect to 13,490,912 of the reported shares and sole dispositive power with respect to all of the reported shares. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(5)

This information is derived solely from Schedule 13G/A of EdgePoint Investment Group Inc. filed on February 11, 2022. According to the Schedule 13G, EdgePoint Investment Group has sole voting and dispositive power with respect to 10,932,029 of the reported shares and shared voting and dispositive power with respect to 2,947,231 of the reported shares. The address for EdgePoint Investment Group Inc. is 150 Bloor Street West, Suite 500, Toronto, Ontario M5S 2X9, Canada.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the directors, executive officers and persons who own more than ten percent of the outstanding shares of Univar Solutions common stock to file with the SEC reports of their ownership and changes in their ownership of the Company’s common stock. Directors, executive officers and greater-than-ten percent stockholders are also required to furnish the Company with copies of all ownership reports they file with the SEC. To the Company’s knowledge based solely upon a review of the copies of such forms furnished to the Company and filings with the SEC, and on written representations from the reporting persons, the Company believes that all Section 16(a) filing requirements were met during 2021 with one exception: Mr. Holcomb filed a late Form 3.

Equity Compensation Plan Information

The following table contains information, as of December 31, 2021, about the amount of shares of the Company’s common stock to be issued upon the exercise of outstanding options and other rights granted under the 2020 Equity Plan, 2017 Equity Plan, 2015 Equity Plan and 2011 Equity Plan (each as defined herein).

	# of Shares of Common Stock to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Stock Options ($)	# of Securities Remaining Available for Future Issuance Under Equity Compensation Plans(1)

Equity compensation plans approved by stockholders	5,553,294	24.22	6,974,895
Equity compensation plans not approved by stockholders	—	—	—

(1)	Includes 1,695,277 shares from the Company’s Employee Stock Purchase Plan.

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Audit Committee Report

Who serves on the Audit Committee of the Board of Directors?

The members of the Audit Committee, as of the date these proxy materials were first sent or made available to stockholders, are Daniel P. Doheny, Richard P. Fox, Rhonda Germany, Varun Laroyia, Kerry J. Preete and Robert L. Wood. The Board has determined that Mr. Doheny, Mr. Fox, Ms. Germany, Mr. Laroyia, Mr. Preete and Mr. Wood are “independent” within the meaning of the applicable rules of both the NYSE and the SEC.

What are the responsibilities of the Audit Committee?

The Audit Committee operates under a written charter adopted by the Board. The Audit Committee’s responsibilities are set forth in this charter. The charter is available on the Company’s website at https://investors.univarsolutions.com. The Board and the Audit Committee review and assess the adequacy of the charter of the Audit Committee on an annual basis. For additional information on the Audit Committee, please see the subsections titled “Audit Committee” and “What is the Board’s involvement in risk oversight?” in the “Governance of the Company” section of this Proxy Statement.

The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and issuing a report thereon. Management is responsible for the Company’s financial reporting process including its system of internal controls, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audits or accounting reviews or procedures. The Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America and on the representations of the independent auditor included in its report on the Company’s financial statements.

What matters have members of the Audit Committee discussed with management and the independent auditor?

As part of its oversight of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent auditor all annual and quarterly financial statements prior to their issuance. During 2021, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with accounting principles generally accepted in the United States of America and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews include discussion with the independent auditor of matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee has also discussed with the independent auditor matters relating to its independence, including a review of audit and non-audit fees and written disclosures from the independent auditor to the Audit Committee pursuant to applicable requirements of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence. The Audit Committee also considered whether non-audit services provided by the independent auditor are compatible with the independent auditor’s independence and conducted its annual performance evaluation of the independent auditor.

Has the Audit Committee made a recommendation regarding the audited financial statements for the year ended December 31, 2021?

Based on the Audit Committee’s discussion and review with management and the independent auditor and the Audit Committee’s review of the representations of management and the written disclosures and report of the independent auditor to the Board, the Audit Committee recommended to the Board that it include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC. In addition, on March 8, 2022, the Audit Committee selected Ernst & Young LLP as the independent registered public accounting firm to audit Univar Solutions’ financial statements for the year ending December 31, 2022.

30

Audit Committee Report

This report has been furnished by the members of the Audit Committee.

Audit Committee

Daniel P. Doheny, Chair

Richard P. Fox	Rhonda Germany	Varun Laroyia	Kerry J. Preete	Robert L. Wood

The information contained in the above Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or the Exchange Act except to the extent that Univar Solutions specifically incorporates it by reference in such filing.

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Executive Officers

How does the Company think about diversity in relation to its executive officers?

It is important to both the Board and the Company’s management to assemble a team of executive officers who possess a diverse set of backgrounds, skills and expertise to formulate appropriate strategic plans and then execute against those plans. For commercial executives, the Company seeks individuals with high level business leadership experience as well as specialized expertise in the chemical or distribution industries. For functional executives, the Company seeks individuals with an appropriate level of specialized expertise and experience to counsel the Company on those matters related to the function. For all executive officers, the Company seeks individuals with integrity, demonstrated good judgment, business acumen and effective and impactful leadership skills. In addition, the Company considers the benefits of diversity, including with respect to experience, age, gender and ethnicity, among others.

The Company’s executive team is 25% female and 75% male, with ages ranging from 44 to 62. Five individuals on the executive team are U.S. nationals, one individual is a Brazilian national and two individuals are UK nationals. Several of the individuals have experience living and working in different countries throughout the world. The group comes from a variety of different upbringings and socioeconomic backgrounds, providing a good array of perspectives and world views.

Who are the Company’s executive officers?

The following table sets forth information about the Company’s executive officers as of March 8, 2022:

Name	Age	Title	Positions Held Since January 1, 2017
David C. Jukes	62	President and Chief Executive Officer

May 2018 to present serves as President and Chief Executive Officer. From May 2017 to May 2018, Mr. Jukes served as President and Chief Operating Officer of the Company. From June 2016 to May 2017, Mr. Jukes served as Executive Vice President and President of Univar Solutions USA, and President of Latin America (LATAM) from September 2015 to May 2017. From 2011 to 2016, Mr. Jukes served as President of Univar EMEA.

Nicholas W. Alexos	58	Executive Vice President and Chief Financial Officer

January 2020 to present serves as Executive Vice President, Chief Financial Officer. Prior to Univar Solutions, Mr. Alexos served as Executive Vice President and Chief Financial Officer at Dentsply Sirona, Inc., a manufacturer of professional dental products and technologies (“Dentsply”), from November 2017 to August 2019. From October 2017 to November 2017, Mr. Alexos served as Executive Vice President and Chief Administrative Officer of Dentsply. Mr. Alexos also served as a Managing Director of Madison Dearborn Partners, LLC, a private equity investment firm, from 1993 to 2017.

Jorge Buckup	54	President, Latin America

November 2017 to present serves as President of the Company’s Latin America segment. Mr. Buckup joined Univar Solutions in February 2012 as Vice President of Finance of Univar Brazil and has served as Vice President of Finance of Latin America from 2017. Before joining Univar Solutions, Mr. Buckup was CFO for the joint venture between Dow/Mitsu in Brazil.

32

Executive Officers

Name	Age	Title	Positions Held Since January 1, 2017
James Holcomb	55	Senior Vice President, President of North America and Chemicals & Services

January 2021 to present serves as Senior Vice President and President of North America Chemical Distribution. Prior to Univar Solutions, Mr. Holcomb was Chief Operating Officer North America for Brenntag, a chemical distribution company, from 2017 until December 2020. From 2014 to 2016, Mr. Holcomb served as Brenntag’s President of Global Marketing. Mr. Holcomb joined Brenntag in 1993 and served in various roles of increasing responsibility until his departure.

Pat Jerding	49	Senior Vice President and Chief Information Officer

February 2020 to present serves as Senior Vice President and Chief Information Officer. From March 2019 to January 2020, Mr. Jerding served as Vice President and Chief Information Officer. Prior to Univar Solutions, Mr. Jerding served as Vice President, Chief Information Officer of Nexeo Solutions, Inc., a global materials distributor for chemicals products, from December 2016 to March 2019. Mr. Jerding joined Nexeo Solutions in May 2011 as Director of Technology and was promoted to Vice President of Technology in 2015.

Jennifer A. McIntyre	57	Senior Vice President and Chief People and Culture Officer

January 2021 to present serves as Senior Vice President and Chief People and Culture Officer. August 2020 to January 2021 served as Senior Vice President, Chief Streamline Officer and Head of North American Operations. From March 2019 to August 2020, Ms. McIntyre served as Senior Vice President and Chief Integration Officer and from January 2018 to February 2019, Ms. McIntyre served as Senior Vice President and Chief Supply Chain Operations Officer of the Company. Ms. McIntyre served as Vice President Supply Chain Operations, USA from December 2014 to December 2017.

Noelle J. Perkins	44	Senior Vice President, General Counsel and Secretary, Chief Risk Officer

November 2019 to present serves as Senior Vice President, General Counsel and Secretary. From March 2018 to October 2019, Ms. Perkins served as Deputy General Counsel and Assistant Secretary. Prior to Univar Solutions, Ms. Perkins served as Chief Counsel for the Oilseeds Processing segment of Archer Daniels Midland Company, a global agricultural processing and food ingredient public company, from August 2014 to March 2018.

Nicholas Powell	55	Senior Vice President, President of Europe, Middle East and Africa & Asia Pacific and Ingredients & Specialties

August 2020 to present serves as Senior Vice President, President Specialty Chemicals and Ingredients and Regional President Europe, Middle East and Africa and Asia Pacific. From February 2020 to August 2020, Mr. Powell served as Senior Vice President and President, EMEA & APAC and from January 2017 to January 2020, served as President of the Company’s Europe, Middle East, and Africa (EMEA) and Asia Pacific (APAC) business segments. Mr. Powell joined Univar Solutions in 2009, establishing Univar Solutions’ Middle East and Africa business. In 2014, Mr. Powell assumed leadership of EMEA’s Focused Industries, and in late 2015 assumed leadership of APAC operations.

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Executive Compensation

The Executive Compensation Section is organized as follows:

Compensation Discussion and Analysis	35

Compensation Decision Making Process	38
Determination of Named Executive Officer Compensation	43

Compensation Committee Report	50

Executive Compensation Tables	51

Summary Compensation Table	51
Grants of Plan-Based Awards	52
Outstanding Equity Awards	55
Option Exercises and Stock Vested Table	56
Nonqualified Deferred Compensation	56

Pay Ratio Disclosure	60

34

Executive Compensation

Compensation Discussion and Analysis
Executive Summary

We delivered strong performance in 2021. Driven by adept commercial execution and decisive measures to manage tightening supply chairs, and supported by growing customer demand, we achieved strong year-over-year growth as demonstrated by relevant financial highlights.

Significant progress against Streamline 2022 (S22), a program designed to accelerate growth and increase margins. We achieved our debt leverage ratio target a year early and we have line of sight to how we plan to accomplish our Adjusted EBITDA margin target.

Redesigned 2021 long-term incentive program reflects feedback of our stockholders. Following stockholder engagement after our 2020 say-on-pay vote and with their feedback in mind, we removed Adjusted EBITDA, to avoid duplicative metrics with our short-term incentive program, and added Adjusted EPS, an ESG scorecard, and a relative Total Shareholder Return (TSR) modifier.

ESG is an integral part of our long-term compensation program. Focusing on sustainability and leadership inclusivity is part of our overall strategic plan, and starting in 2021, our long-term incentive program includes an ESG scorecard with quantifiable three-year goals tracking our progress toward emissions reduction, safety and diverse leadership.

Payouts on our annual incentive program were above target, aligned with our robust corporate performance. Our NEOs earned 165.8% of their corporate performance targets, consistent with our pay-for-performance design.

Long-term incentives granted in 2019 earned 92.5% of their cumulative target based on our 2019-2021 performance. The pay-for-performance mechanisms in our pay plan are designed to effectively link realized compensation to delivered stockholder outcomes.

We believe our compensation program continues to focus executives on delivering long-term value. Our Streamline. Innovate. Grow. mission and the S22 program are the right path for the Company, and we believe our compensation program closely ties executive compensation outcomes with the success of our strategy and stockholders.

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Executive Compensation

Our Company

Univar Solutions is a leading global commodity and specialty chemical and ingredient distributor and provider of value-added services to customers across a wide range of diverse industries. We purchase chemicals and ingredients from thousands of producers worldwide to warehouse, repackage, blend, dilute, transport and sell those materials safely to more than 100,000 customer locations across approximately 115 countries. We provide application development and technical advice to customers formulating new products and have a network of Solution Centers to support customer development activities. We operate an extensive worldwide chemical and ingredient distribution network, comprised of approximately 600 facilities, serviced by over 3,700 tractors, tankers and trailers; and approximately 2,500 railcars, 120 rail and barge terminals and 15 deep sea terminals, focused on timely and safe delivery to a spectrum of customers, large and small. Our purpose is to help keep our communities healthy, fed, clean and safe.

Our Named Executive Officers

The Company’s Compensation Discussion and Analysis provides information regarding the Company’s compensation philosophies, plans and practices and the governance of those matters. This section also provides information about the material elements of compensation that were paid to or earned by the Company’s “named executive officers,” or “NEOs,” for fiscal year 2021 who are identified below:

Name	Position
David C. Jukes	President and Chief Executive Officer
Nicholas W. Alexos	Executive Vice President and Chief Financial Officer
Nicholas Powell	Senior Vice President, President of Europe, Middle East and Africa & Asia Pacific and Ingredients & Specialties
James B. Holcomb	Senior Vice President, President of North America and Chemicals & Services
Noelle J. Perkins	Senior Vice President, General Counsel and Secretary, Chief Risk Officer

Our Strategy

Our executive compensation program is designed to support our mission to Streamline. Innovate. Grow. We believe the metrics and goals that we implement in our short- and long-term compensation programs motivate progress against key value drivers that we believe will move our strategy forward and ultimately result in the creation of long-term value for our stockholders. The Company is focused on “Growing Together” by putting the customer at the center of all we do and working to take advantage of every opportunity to drive growth as we continue to execute our strategy. We believe we have the right people, products, tools and strategy to allow us to continue to deliver innovative solutions that customers and suppliers value as we realize our purpose to help keep our communities healthy, fed, clean and safe.

2021 Say-on-Pay Vote Result, Stockholder Engagement and 2021 Compensation Changes

At the Company’s 2021 Annual Meeting, stockholders approved management’s proposal related to the compensation of the Company’s executive officers as disclosed in the Company’s Proxy Statement for the 2021 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the SEC. The Company’s executive compensation program was supported by 92.8% of the total proposal votes and therefore, the Company did not make any changes as a direct result of the say-on-pay vote held at the 2021 Annual Meeting.

The Compensation Committee welcomes feedback regarding our executive compensation programs and will continue to consider input from the Company’s stockholders as it evaluates and makes determinations regarding the Company’s executive compensation program.

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Executive Compensation

Compensation Philosophy and Objectives

The Compensation Committee and management have designed compensation programs intended to create a performance culture and support the Company’s strategic initiatives of Streamline. Innovate. Grow. In particular, the compensation programs have the following objectives:

The Company provides compensation and benefit programs that reward performance, support its strategic initiatives and financial goals, and attract, retain and develop individuals with necessary expertise and experience to manage and lead the business for the best interest of its stockholders. The Company’s incentive programs are designed to encourage performance and results that will create value for the Company and its stockholders.

2021 Pay and Performance Alignment

The Company’s executive compensation programs are designed to link pay with performance. Our 2021 compensation results reflect our pay-for-performance philosophy of aligning executive compensation directly with our financial and share price performance.

As described more fully below, Adjusted EBITDA, Average Working Capital, Adjusted EPS, and Return on Invested Capital (“ROIC”) were the key financial metrics used in assessing performance under our incentive plans. For 2021, NEOs received incentive compensation payouts that were commensurate with the Company’s financial performance. In addition, our executive team is further linked to stockholders through the delivery of a significant component of their total target compensation in stock-based compensation. In 2021, Univar Solutions’ one-year total shareholder return was 49%. In 2021, the Company continued to align its executive team to long-term performance by granting restricted stock units that vest over a three-year period and performance-based restricted stock unit awards that reward for the achievement of Adjusted EPS, ROIC, ESG scorecard and relative TSR performance goals over a three-year performance period.

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Executive Compensation

Compensation Decision Making Process

Role of the Compensation Committee

The Compensation Committee is responsible for reviewing and approving the compensation and benefit plans of the Company’s executive officers, including its NEOs, authorizing and ratifying stock incentive compensation and other incentive arrangements, and authorizing related agreements. For additional information on the Compensation Committee, please see the subsections titled “Compensation Committee” and “What is the Board’s involvement in risk oversight?” in the “Governance of the Company” section of this Proxy Statement.

Role of the Independent External Advisor

In 2021, the Compensation Committee engaged Meridian Compensation Partners, LLC (“Meridian”). The Compensation Committee considers analysis and advice from Meridian when making compensation decisions and recommendations for the Chief Executive Officer and other NEOs. When appropriate, Meridian obtains input from management to ensure their advice and recommendations reinforce the Company’s business strategy, principles and values. The Compensation Committee has assessed the independence of Meridian pursuant to the NYSE listing standards and SEC rules and has concluded there is no conflict of interest raised by Meridian’s work that would prevent Meridian from providing independent advice to the Compensation Committee.

During 2021, Meridian assisted the Compensation Committee as follows:

•	analyzing and recommending the peer group;
•

benchmarking compensation compared to peer companies and general industry data in order to assess base salary, annual incentive plan targets and long-term incentive targets with that of peers and the competitive market;

•	advising on the annual and long-term incentive program and design;
•	advising on Chief Executive Officer compensation;
•	advising on the treatment of executive compensation upon new hire and separation events;
•	advising on current market trends and regulatory updates; and
•	assisting with annual compensation programs risk assessment.

Competitive Market Pay Information

Our compensation programs are designed to be competitive with companies of comparable size and industry with whom we compete for executive talent. We review competitive market compensation data annually related to salary, annual incentives, long-term incentives and total target compensation. The Compensation Committee compares NEO compensation to the median of the market data as a reference point, not as a specific benchmark for setting compensation. The market compensation data is used as one of several reference points for determining the form and amount of compensation. To determine target compensation amounts, the Compensation Committee also considers additional factors such as the responsibilities, performance, contributions and experience of each NEO.

The Compensation Committee annually reviews and updates this peer group with input provided by its external compensation consultant. When reviewing our peer group, we use specific selection criteria to screen for companies that are comparable in size, have similar business economics and may be a potential source/destination of executive talent. Specific criteria included:

•	location;
•	industry profile (distribution and chemical businesses);
•	comparative size (based on revenue, profit margin and market capitalization);
•	go-to market strategies and channels; and
•	availability of publicly disclosed information.

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Executive Compensation

2021 Executive Compensation Peer Group

For purposes of making executive compensation decisions for fiscal year 2021, the compensation benchmarking peer group consisted of 26 companies split into two groups in order to more accurately assess appropriate pay given the different portions of our business, as well as to identify design differences between different types of companies:

•

A Chemical Manufacturers Peer Group (12 peers): We removed two companies (Huntsman Corporation and Stepan Company) and added three new companies (CF Industries Holdings, Inc., Axalta Coating Systems Ltd. and Albemarle Corporation) to reflect appropriate company size, operations and organizational structure.

•

A Distributors Peer Group (14 peers): To match our size and the scope of our distribution business more closely, we removed one company (MRC Global Inc.) and added eight new distribution companies (US Foods Holding Corp., Performance Food Group Company, CDW Corporation, Avnet, Inc., Henry Schein, Inc., Insight Enterprises, Inc., Beacon Roofing Supply, Inc. and Patterson Companies, Inc.).

Chemical Manufacturers Peer Group (12 Peers)
Albemarle Corporation	Celanese Corporation	RPM International Inc.
Ashland Global Holdings Inc.	CF Industries Holdings, Inc.	The Chemours Company
Avient Corporation	FMC Corporation	The Mosaic Company
Axalta Coating Systems Ltd.	Olin Corporation	Trinseo S.A.
Distributors Peer Group (14 Peers)
Avnet, Inc.	Henry Schein, Inc.	US Foods Holding Corp.
Beacon Roofing Supply, Inc.	Insight Enterprises, Inc.	W.W. Grainger, Inc.
CDW Corporation	LKQ Corporation	Watsco, Inc.
Genuine Parts Company	Patterson Companies, Inc.	WESCO International, Inc.
HD Supply Holdings, Inc.(1)	Performance Food Group Company
(1)	HD Supply Holdings, Inc. was acquired by The Home Depot, Inc. in December 2020.

2022 Executive Compensation Peer Group

Effective for fiscal year 2022, the Compensation Committee approved updates to the Distributors Peer Group to reflect mergers and acquisition activity and differences in the ownership structures. Based on our established peer review criteria and recommendations provided to the Compensation Committee by Meridian, we removed three peers (Performance Food Group Company, HD Supply Holdings, Inc. and Watsco, Inc.) and added two additional companies (Owens & Minor, Inc. and Veritiv Corporation). The Chemical Manufacturers Peer Group remained unchanged.

Risk Assessment

The Compensation Committee seeks to ensure that the executive compensation program does not encourage executives to take excessive risks that are inconsistent with the long-term success of the Company. The Company, with the assistance of Meridian, annually reviews its executive and non-executive compensation programs, including pay mix and the metrics and design of the short- and long-term incentive programs. Our incentive compensation programs include risk-mitigating components such as:

•	multiple financial performance metrics;
•	robust performance measure selection and goal setting;
•	balanced mix of short-term and long-term incentives;
•	balanced mix of long-term incentive components, including time and performance-based restricted stock units;
•	maximum caps on both short-term and long-term incentive payouts;
•	clawback provisions to recoup incentive compensation where appropriate; and
•	stock ownership requirements.

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Executive Compensation

Based upon the review of executive and non-executive compensation programs, the Compensation Committee’s discussions and the risk-mitigating factors identified above, the Compensation Committee has determined that none of the compensation programs encourage or create excessive risk-taking, and none are reasonably likely to have a material adverse effect on the Company.

Stock Ownership Requirements

The Company believes that it is in the best interests of the Company and its stockholders to align the financial interests of its directors and senior executive officers with those of stockholders. The Company has stock ownership requirements to assure that the compensation for directors and officers aligns with the performance of the Company and its stockholder value.

The following table provides the ownership requirements for senior executives, all of whom have met or are on track to meet the requirement.

Position	Multiple of Base Pay

Chief Executive Officer	6X
Chief Financial Officer	4X
Other Senior Executives	2X

Senior executives subject to this policy are required to achieve applicable ownership requirements within five (5) years of becoming subject to such requirement. The value of the equity for purposes of compliance with this policy is determined based on a 200-day trailing average of the stock price.

The following forms of equity are counted in determining compliance with this policy:

•	shares of the Company’s common stock owned outright or beneficially;
•	restricted stock or restricted stock units even while unvested;
•	performance-based restricted stock units that have been earned; and
•	deferred share units even while unvested.

Until the ownership requirements are met, the covered executive is prohibited from selling Company shares, except to satisfy tax obligations at the time the award vests.

Clawback Policy

The Company has a policy for the reclamation of incentive compensation (the “Clawback Policy”) that covers employees of the Company or one of its subsidiaries who receive incentive compensation (“Employees”), including current or former named executive officers, Section 16 officers, any vice president in charge of a principal business unit or function and any other officer or person performing policy making functions (collectively, “Covered Individuals”). The Clawback Policy allows the Company to recover “excess” incentive compensation paid to Employees in the event that the Company concludes that a financial statement used as the basis for calculating incentive compensation is required to be restated to correct a material error. The Clawback Policy applies to Employees as follows:

•	With respect to Covered Individuals, the policy has a no-fault provision and therefore applies whether or not such person was involved in the cause of the restatement.
•

With respect to all other Employees, the policy applies when such person’s intentional or willful action or inaction caused, in whole or in part, the material error in the previously issued financial statement.

Excess incentive compensation refers to the difference between the amount of incentive compensation granted, issued, paid, earned or vested and the amount that should have been granted, issued, paid, earned or vested based on the restated and corrected financial restatement.

In addition, in the event of Misconduct by a Covered Individual or Employee, the Clawback Policy allows the Company to recoup any Incentive Compensation amounts paid, granted, issued, earned or vested relating to the Misconduct, as well as any Incentive Compensation that was paid, granted, issued, earned or vested after the Misconduct. “Misconduct” means engaging in intentional bad acts related to one’s employment with the Company or one of its subsidiaries including, but not limited to, fraud, felonious criminal activities, falsification of

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Executive Compensation

Company records, gross negligence, violent acts or threats of violence, or unethical conduct that causes substantial reputational harm to the Company or exposes the Company to substantial legal liability.

Stock Grant Dating Policy

The Company has adopted equity grant policies to ensure that granting practices remain neutral regarding participant benefit. For example, annual grants will be deemed granted on the date of the Compensation Committee’s meeting where such annual grants are approved, and the date of this meeting is set during the prior year. The exercise price of stock option grants or the value price for other stock awards will be the closing stock price on that date.

For equity grants to participants outside of the annual grant process (i.e., in the event of new hire, promotion or other event), the triggering event is intended to be the employment start date or the promotion date. These equity grants are to be made the fifth business day of the month following the month during which the triggering event occurred. The exercise price for such stock option grants or the value price for other stock awards will also be the closing stock price on the fifth business day of the month following the month during which the triggering event occurred.

Limited Trading Windows; No Hedging or Pledging Transactions

Generally, executive officers and directors can trade Univar Solutions’ stock only when they do not have any material nonpublic information and there is not a trading blackout in place. In addition, executive officers are prohibited from engaging in hedging and pledging transactions. See “What are the Company’s practices or policies regarding hedging, pledging and margin accounts?”

Elements of the Company’s Executive Compensation Program

During fiscal year 2021, the compensation program for executive officers, including NEOs, consisted of base salary, short-term incentive compensation, long-term incentive compensation and certain benefits.

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Executive Compensation

Set forth below is a chart outlining each element of the 2021 executive compensation program, the objectives of each component and certain key measures that may be used in determining each component.

Pay Component	Purpose and Key Features	Primary Metrics
Base Salary	• Compensates for expected day-to-day contribution • Provides competitive pay to attract and retain executives • Delivered in cash	• Individual performance • Market pay rates • Skills, experience and expertise
Annual Cash Incentives	• Short-term, at-risk compensation • Focus on the achievement of annual operating plan financial objectives • Maximum payout is capped at 200% of target • Delivered in cash	• Corporate Adjusted EBITDA • Corporate Average Working Capital • Individual Performance Criteria
Equity Awards

•     Long-term, at-risk compensation

•     Aligns executives with the long-term interests of stockholders and creates an “ownership culture”

•     Recognizes executive’s recent performance and potential future contributions

•     Serves as a retention incentive

•     Provides a total compensation opportunity with payouts varying based on operating and stock price performance

•     Delivered in an equal mix of performance and time-based restricted stock units

•     Three 1-year Adjusted EPS performance periods

•     Three-year average ROIC performance

•     ESG scorecard with emissions reduction, workplace safety, diversity & inclusion performance metrics

•     Relative TSR as a payout modifier

Executive officers are eligible to participate in benefit programs available to the broader employee population. Additional benefits specific to the executive compensation program include nonqualified retirement benefit plans, financial planning assistance, physical examination expense reimbursement and change-in-control benefits.

A description of each component of compensation for the NEOs in 2021 is below, including a discussion of the factors considered in determining the applicable amount payable or achievable under each component.

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Executive Compensation

Determination of Named Executive Officer Compensation

Base Salary

Base salaries are set to attract and retain executive talent. The determination of each executive’s base salary considers individual performance and contribution, experience in the role, market rates of pay for comparable roles and internal equity. Each year, the Company’s Chief Executive Officer proposes base salary adjustments, if any, for all NEOs, excluding himself, based on performance, changes in responsibilities, market data and other relevant factors. His proposal is subject to review and approval, with or without modifications, by the Compensation Committee. Adjustments to the Chief Executive Officer’s salary are initiated and approved by the Compensation Committee directly.

The table below discloses the base salary rate for each NEO in 2021; the actual base salary earned by the NEOs in 2021 is reported in the Salary column of the Summary Compensation Table.

Named Executive Officer	2020 Base Salary Rate (Effective December 31, 2020, or upon hiring)	2021 Base Salary Rate (Effective December 31, 2021, or upon hiring)	Percent Change

David C. Jukes	$1,000,000	$1,000,000	-
Nicholas W. Alexos	$675,000	$675,000	-
Nicholas Powell(1)	$516,928	$516,928	-
James B. Holcomb	-	$575,000	-
Noelle J. Perkins	$430,000	$494,950	15.1%

(1)	Amounts for Mr. Powell converted from GBP to USD using a December 31, 2021, exchange rate of 1.35280.

Annual Cash Incentives

Annual cash incentives are designed to focus the NEOs on achieving results against key financial metrics for the Company. By conditioning a significant portion of the NEOs’ total cash compensation on the Company’s annual performance, the program reinforces the focus on achieving profitable growth and managing working capital, all while managing risk.

All of the Company’s NEOs participate in the Univar Solutions Incentive Plan (“UIP”), which provides annual cash incentives based on performance against key financial metrics. The metrics and weights are recommended by management each year to the Compensation Committee, which then determines whether adjustments are needed and approves the final plan metrics and weights. The Compensation Committee has the discretion to modify UIP goals, metrics and payouts.

For NEOs, the UIP is designed to pay cash awards when the Company meets or exceeds threshold corporate and performance goals for the year. Actual incentives for corporate performance can range from 0% to 200% of an NEO’s incentive opportunity (before application of the individual performance multiplier), dependent on the level of performance achieved. If threshold performance is not achieved for a financial performance measure, then no cash incentive award is earned with respect to such measure.

Structure

The structure of the UIP includes both corporate performance and individual performance components, each of which are described in detail below. The following chart gives an overview of the structure of the UIP awards for 2021:

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Executive Compensation

Individual UIP Target Opportunities

UIP target payouts to the Company’s NEOs are defined as a percent of an NEO’s eligible earnings, which are generally defined as all cash paid to an NEO during the plan year less any bonuses, allowances and disability pay. Annually, the target incentive percentages for our NEOs are reviewed by the Compensation Committee and adjusted as appropriate based on external market data, changes in roles and responsibilities, and internal equity. For fiscal year 2021, in order to align with 2021 market pay levels, the Compensation Committee approved an increase to the target incentive percentage of Mr. Jukes from 110% to 125%, Mr. Powell from 70% to 80%, and Ms. Perkins from 60% to 70%.

For 2021, individual UIP targets and the performance metrics and weights for the NEOs are described in the tables below.

Name	2020 Target Opportunity (Percentage of Eligible Earnings)	2021 Target Opportunity (Percentage of Eligible Earnings)

David C. Jukes	110%	125%
Nicholas W. Alexos	80%	80%
Nicholas Powell	70%	80%
James B. Holcomb	-	80%
Noelle J. Perkins	60%	70%

Corporate Performance Metrics and Weights

The Compensation Committee approved the following performance metrics and target goals for the 2021 UIP, as these metrics indicate the Company’s success with respect to profitability and efficiency of its cash flow.

Metric	Description	Weight	Link to Strategy
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)

Consolidated net income (loss), plus the sum of net interest expense, income tax expense, depreciation, amortization, impairment charges, other operating expenses, net (which primarily consists of employee stock-based compensation expense, restructuring charges, litigation settlements, other employee severance costs, other facility closure costs, acquisition and integration related expenses and other unusual or non-recurring expenses), (gain)/loss on sale of business, loss on extinguishment of debt and other income (expense), net (which primarily consists of gains and losses on foreign currency transactions and undesignated derivative instruments, nonoperating retirement benefits, and other non-operating activity), in 2020, Brazil VAT charge, and in 2019 inventory step-up adjustment and Brazil VAT recovery.

		75%	• Focuses executives on achieving responsible, profitable growth • Encourages the pursuit of appropriate streamlining opportunities to maximize Company earnings
Average Working Capital (AWC)	The 13-month average of net working capital as a percent of the last 12-months’ sales (monthly summation of accounts receivable plus inventory less accounts payable divided by the last 12-months’ sales).	25%	• Encourages strong cash flow management

Corporate Performance Goals

The performance criteria are generally established in a manner that permits the UIP participants to earn incentives at target levels for target performance, below target levels for below target performance (subject to a minimum threshold that must be met for any payout to occur, with threshold equating to 0% payout for the Adjusted EBITDA component and 50% payout for the AWC component) and above target levels (with a cap at 200% of targeted levels (maximum)) for above target performance. Payouts at performance levels between threshold, target and maximum are based on a straight-line interpolation.

For goals assigned to the Adjusted EBITDA metric, in the wake of the anomalies of 2020, it was particularly difficult to set challenging yet reasonable goals. The Compensation Committee set goals designed to motivate the NEOs to exceed performance delivered in 2020, but with a measure of conservatism given the macroeconomic uncertainty that existed at the start of 2021. The target goal was set above our 2020 actual performance and in line with the high end of guidance announced at the start of fiscal 2021.

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Executive Compensation

Adjusted EBITDA	2020 Actual	2021 Threshold	2021 Target	2021 Maximum

Goal	$635.8M	$600M	$648.7M	$686M
Attainment		0%	100%	200%

The Compensation Committee believes that the goals assigned to the Average Working Capital metric were also set strenuously. This metric, where lower numbers indicate better performance, was set based upon meeting or exceeding our annual operating plan. Changes in operating plan working capital needs drive this target up or down in any particular year. Fiscal 2021 targets were set slightly above the last year’s actual result due to the expected timing of certain payables and collections in the first half of 2021. The goals maintained the same level of rigor as the prior year’s targets.

Average Working Capital	2020 Actual	2021 Threshold	2021 Target	2021 Maximum

Goal	13.8%	14.5%	14.1%	13.7%
Attainment		50%	100%	200%

Corporate Performance Outcome

The UIP paid out at 165.8% of target based on the aggregate corporate performance attainment. That result is described in the following calculation:

Metric	2021 Threshold	2021 Target	2021 Maximum	Actual Achievement	Attainment	Weight	UIP Corporate Payout Contribution

Adjusted EBITDA	$600M	$648.7M	$686M	$798M	200%	75%	150%
Average Working Capital	14.5%	14.1%	13.7%	14.4%	63.2%	25%	15.8%
UIP Corporate Performance Attainment							165.8%

Individual Performance Assessment

At the beginning of the year, criteria and goals to evaluate the individual performance for each of our NEOs were set. Generally speaking, the goals for each person aligned with the Company’s overall strategy and priorities but customized for the individual based on his or her responsibilities. The performance of our executive team was evaluated along three broad areas: first, the degree to which the goals were achieved; second the manner in which the goals were achieved including the extent to which the individual modeled the Company’s values, which must be endemic to the culture and leadership, and third, other factors relating to the individual’s performance that aren’t fully captured by either the goal achievement or the cultural values. Individuals are rated on a scale of 1 to 5, with a 3 equating to “meets expectations”; a 4 equating to “exceeds expectations”; and a 5 equating to “far exceeds expectations.”  A rating of a 1 or 2 would indicate individual performance did not meet expectations.

Executive	Individual Performance Rating	Rationale
David C. Jukes	4	Overall company performance; compelling leadership; agile strategic thinking
Nicholas W. Alexos	3	Progress in optimizing the shared service organization; adept working capital management
Nicholas Powell	4	Exceeded supplier authorization targets; successfully established global verticals
James B. Holcomb	4	Financial performance of the USA segment; adroit management of supply chain disruptions
Noelle J. Perkins	5	Impactful leadership contributions in several key areas inside and outside the Legal function, including various compliance initiatives; digitization of contracting processes

The individual performance assessment factor for each NEO (other than the CEO) is recommended by the CEO and approved by the Compensation Committee. The Board determines the individual performance assessment factor for the CEO. In assessing each individual’s performance, the objective was to balance recognition of resilient leadership through the continued pandemic with realized stockholder performance. For the 2021 UIP payout, an individual performance rating of: 5 resulted in a UIP individual performance multiplier of 120%; 4 resulted in a UIP individual performance multiplier of 110%; and 3 resulted in a UIP individual performance multiplier of 100%.

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Executive Compensation

UIP Payouts

The calculation for each Named Executive Officer’s UIP payout is shown in the table below.

Executive	2021 Eligible Earnings	Target Opportunity (% of Eligible Earnings)	Corporate Performance	Individual Performance	Payout Earned

David C. Jukes	$1,000,000	125%	165.8%	110%	$2,279,750
Nicholas W. Alexos	$675,000	80%	165.8%	100%	$895,320
Nicholas Powell (1)	$516,928	80%	165.8%	110%	$754,219
James B. Holcomb	$552,886	80%	165.8%	110%	$806,681
Noelle J. Perkins	$491,734	70%	165.8%	120%	$684,846

(1)	Amounts for Mr. Powell converted from GBP to USD using a December 31, 2021, exchange rate of 1.35280.

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Executive Compensation

Long-Term Incentives

2021 Long-Term Incentive Plan Design

The Compensation Committee uses long-term incentives (“LTI”) as a tool to align our NEOs’ interests with stockholders and to build meaningful ownership in the Company. Our long-term incentive awards represent a substantial portion of NEOs’ compensation to incentivize sustainable long-term stockholder value growth and to promote retention because award vesting generally requires continued employment for multiple years. LTI awards for the NEOs, except for the Chief Executive Officer, are recommended by the Chief Executive Officer and approved by the Compensation Committee. The LTI award for the Chief Executive Officer is initiated and approved directly by the Compensation Committee.

In February 2021, following engagement with stockholders and with their feedback in mind, the Compensation Committee approved changes to the structure of the long-term incentives granted to our NEOs. The Compensation Committee eliminated stock options from the long-term incentive award mix to establish a more balanced and competitive long-term performance program consistent with the market practices. In 2021, 50% of the target long-term award value was delivered in PRSUs that vest at the end of the three-year performance period subject to meeting pre-established performance metrics and 50% in RSUs that vest ratably over three years.

LTI Component	Weighting of Grant Value	Vesting Conditions	Performance Linkage
Performance-Based Restricted Stock Units (PRSU)	50%	3-year performance cycle Vesting tied to achievement of EPS, ROIC, ESG Scorecard metrics with a relative TSR modifier

•  Incentivizes achievement of long-term growth goals

•  Incorporates both absolute and relative performance measures

•  Aligns compensation with ESG performance

•  Tied to stock price performance and long-term stockholder value

•  Supports retention

Restricted Stock Units (RSU)	50%	3-year ratable vesting	• Tied to stock price performance and long-term stockholder value • Supports retention

The following table shows each NEO’s 2021 target LTI award value. The Compensation Committee determined the target LTI award values following a review of aggregated peer company and general industry market data for the positions held by the Company’s NEOs and also considered individual factors such as the responsibilities, performance, contributions and experience of each NEO. Meridian aggregated and presented the data to the Compensation Committee to facilitate their decisions. The Company also presents the Compensation Committee with a dilution impact analysis, including a review of the equity grants made under our equity plans against peer group benchmarks.

Name	2021 LTI Target Award Value ($)

David C. Jukes	4,500,000
Nicholas W. Alexos	2,000,000
Nicholas Powell	575,000
James B. Holcomb	575,000
Noelle J. Perkins	500,000

In February 2021, as a one-time inducement grant in connection with the commencement of his employment with the Company, Mr. Holcomb received a grant of time-based RSUs with a grant date fair value of $500,000 that vests in equal annual installments on each anniversary of the grant date over a three-year period. This grant is not reflected in the table above; please refer to the Grants of Plan-Based Awards Table for additional details.

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Executive Compensation

2021 Performance-Based Restricted Stock Unit Grants

The 2021 PRSUs directly support the Company’s objectives of linking realized value to the Company’s stock price and the achievement of critical performance objectives.

In response to stockholder feedback, the Compensation Committee updated the long-term performance program design to avoid duplication with the annual incentive program and to foster better alignment with the company’s long-term growth strategy, commitment to ESG initiatives and stockholder interests. Our 2021 Long-Term Incentive Plan reflects the following changes: (i) eliminated the three-year average adjusted EBITDA metric, (ii) added an adjusted EPS metric, (iii) added an ESG Scorecard of metrics, and (iv) added Relative TSR as a payout modifier.

The new structure of the long-term incentive program, applicable to the FY2021—FY2023 performance period that began January 1, 2021, and will end December 31, 2023, is highlighted in the chart below:

<table>
<tr><th>Metric</th><th>Weighting</th><th></th><th></th><th>Rationale/Measurement</th></tr>
<tr><td rowspan="3">Adjusted EPS</td><td rowspan="3">50%</td><td>2021</td><td>16%</td><td>• Strong long-term growth indicator that is inclusive of multiple financial metrics</td></tr>
<tr><td>2022</td><td>16%</td><td>• Progressively more challenging annual targets, consistent with the Company's strategic plan</td></tr>
<tr><td>2023</td><td>18%</td><td>• All annual performance goals set at the start of the 3-year cycle</td></tr>
<tr><td>3-Year Average ROIC</td><td>35%</td><td></td><td></td><td>• Reflects balance sheet performance and promotes long-term corporate stability
• Measures attainment of a 3-year average target set at the start of the performance period</td></tr>
<tr><td rowspan="4">ESG Scorecard</td><td rowspan="4">15%</td><td></td><td></td><td>• Motivates long-term management of our ESG priorities, including the following quantifiable 3-year metrics:</td></tr>
<tr><td></td><td>5%</td><td>o Diversity & Inclusion—Score on Human Rights Campaign (HRC) Corporate Equality Index</td></tr>
<tr><td></td><td>5%</td><td>o Emissions Intensity—GHG reduction target aligned with our 2025 goal</td></tr>
<tr><td></td><td>5%</td><td>o Safe Workplace—Total Case Incident Rate (TCIR) rate reduction aligned with our 2025 goal</td></tr>
<tr><td>TOTAL</td><td>100%</td><td></td><td></td><td></td></tr>
<tr><td>Relative TSR Modifier</td><td>+/- 20% Potential Adjustment for Earned PRSUs</td><td></td><td></td><td>• Applies to earned performance RSUs to further align realized pay with stockholder outcomes
• Measures 3-year TSR performance relative to our combined 26-company benchmarking peers
<table>
<tr><th>Univar 3-Year TSR Rank</th><th>Relative TSR Modifier Range</th></tr>
<tr><td>Below 20th %ile</td><td>-20% modifier to payout</td></tr>
<tr><td>Between 20th and 40th %ile</td><td>-20% to 0% modifier (linear interpolation)</td></tr>
<tr><td>Between 40th and 60th %ile</td><td>No modification to payout</td></tr>
<tr><td>Between 60th and 80th %ile</td><td>0% to +20% modifier (linear interpolation)</td></tr>
<tr><td>Above 80th %ile</td><td>+20% modifier</td></tr>
</table>
• If the Company's TSR is negative over the 3-year performance period (measured using a 20-day average stock price before the start and end of the 3-year performance period), awards cannot be modified upwards.</td></tr>
</table>

The adjusted EPS and ROIC metrics have a threshold, target and maximum level of performance corresponding to payout levels. These performance levels were based on a rigorous bottoms-up analysis and align with the Company’s five-year strategy. The metrics in the ESG scorecard have only one level of performance—either the target is achieved, or no payout is earned for that specific ESG metric. The Compensation Committee approved each PRSU goal at the time of grant. Due to the proprietary and competitive nature of the Company’s business strategy and internal budgets that inform the adjusted EPS and ROIC targets, the Compensation Committee plans to disclose the goals for these awards following the end of the performance period.

No part of the PRSU award is considered earned until the end of the performance period, and the vesting level would result in a 0% for below threshold performance and is capped at 200% (after accounting for the relative TSR modifier) for maximum performance.

48

Executive Compensation

Outcome of 2019—2021 Performance-Based Restricted Stock Unit Grants

For PRSUs granted in 2019, the performance period for each of the average Adjusted EBITDA and average ROIC metrics was three years. In addition, the Adjusted EBITDA metric had a synergy modifier relating to the Company’s acquisition of the Nexeo Solutions business in 2019. The percentage payout derived from the performance, in addition to the corresponding number of units paid out to each recipient, was approved by the Compensation Committee. No adjustment was made to these goals as a result of the impact of the COVID-19 pandemic.

For the PRSUs granted in 2019, the results of each performance period are shown below. Based on the predetermined goals and final results, the total weighted payout for this award was 92.5%.

PRSU Metric	Performance Period	Weight	Threshold ($M) Earns 50% of PRSU Award	Target ($M) Earns 100% of PRSU Award	Maximum ($M) Earns 200% of PRSU Award	Results ($M)	Payout % of Target

Corporate Adjusted EBITDA ($M)	2019 - 2021 Average	50.0%	$742.0	$817.0	$857.0	$712.6	56.6%(1)
Corporate ROIC	2019 - 2021 Average	50.0%	9.3%	10.7%	11.9%	11%	128.4%
						Total Weighted Payout	92.5%
(1)	Even though the Adjusted EBITDA performance was below Threshold, the payout % was above zero due to the synergy modifier.

2021 Restricted Stock Units

The 2021 restricted stock units directly support the Company’s objective of linking realized value to the Company’s stock price; the final value of vested RSUs is directly related to the Company’s share price on that date. The 2021 RSUs’ multi-year vesting also help us retain our NEOs. RSUs vest ratably over three years with the first vesting date occurring on the one-year anniversary of the RSUs’ grant date. The number of RSUs that vest on each vesting date are settled in a like number of shares of our common stock. Generally, an NEO must be continuously employed through the date of vesting to be eligible to receive a share payout on that date.

All of the NEOs’ outstanding equity awards as of December 31, 2021, under the 2020 Omnibus Incentive Plan (“2020 Equity Plan”), 2017 Omnibus Equity Incentive Plan (“2017 Equity Plan”), 2015 Omnibus Equity Incentive Plan (“2015 Equity Plan”) and the 2011 Stock Incentive Plan (“2011 Equity Plan”) are set forth in the Outstanding Equity Awards at Fiscal Year End 2021 table.

2022 Long-Term Incentive Plan Design

Our 2022—2024 long term-incentive program largely maintained the same structure as the 2021—2023 program by continuing to utilize EPS and ROIC financial performance metrics along with an ESG scorecard and an overall relative TSR modifier. With respect to the ESG scorecard, to further align the long-term incentive program with our 2025 ESG priorities, in 2022 the Compensation Committee approved a replacement for the Diversity & Inclusion metric. Starting in 2022 the Company will measure the percentage of diverse people leaders within the Company. Our Emission Intensity and Safe Workplace performance metrics are the same. We expect our ESG metrics will continue to evolve over time with the progress of our business and ESG strategy.

Executive Severance Arrangements with Named Executive Officers

The Company has entered into executive severance agreements with each of its NEOs. The agreements include severance benefits, and the specific terms are described under “Agreements with our Named Executive Officers.” The Company believes that having severance arrangements with its executives is market competitive and beneficial because it provides retentive value and subjects the executives to key restrictive covenants. See “Agreements with our Named Executive Officers.”

Other Benefits

The general employment benefits provided to the NEOs are generally the same as those provided to other nonunion, salaried employees and include medical, dental, basic life insurance, short and long-term disability insurance, and a tax-qualified 401(k) plan.

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Executive Compensation

In addition to the tax-qualified 401(k) plan, U.S.-based NEOs are eligible to participate in a nonqualified, unfunded supplemental defined contribution plan, the Univar Solutions Supplemental Savings Plan (“SSP”). The purpose of the SSP is to provide eligible management or employees of Univar Solutions with a deferred compensation plan benefit for amounts that exceed the limits imposed under the 401(k) plan. Mr. Powell participated in nonqualified deferred compensation plans in the UK similar to the SSP.

On September 15, 2021, the Company entered into a Letter Agreement (“Letter Agreement”) with Mr. Powell in connection with his relocation to The Woodlands, Texas, United States from England, for twelve (12) months, effective as of October 1, 2021. Under the Letter Agreement, Mr. Powell’s base salary and incentive compensation remains the same. Mr. Powell will receive or has received certain relocation benefits, including, without limitation, a housing allowance of up to Six Thousand Dollars ($6,000) per month, a relocation allowance of Fifteen Thousand Dollars ($15,000) both at the beginning and the end of the relocation assignment, and reimbursement for other customary relocation expenses. Mr. Powell will also receive tax equalization benefits and tax advisory support related to his U.S. assignment.

The Company provides limited executive benefits to its executive officers, which include an executive physical benefit and financial planning services.

Compensation Committee Report

The Company’s Compensation Committee has reviewed the Compensation Discussion and Analysis, discussed it with management and, based on such review and discussions, recommended to the Board that the Compensation Discussion and Analysis should be included in this Proxy Statement.

This report has been furnished by the members of the Compensation Committee.

Compensation Committee

Robert L. Wood, Chair

Joan A. Braca	Mark J. Byrne	Kerry J. Preete

This Compensation Committee Report is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, as amended, except to the extent that the Company specifically incorporates this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

50

Executive Compensation

Executive Compensation Tables

Summary Compensation Table

The following table sets forth the compensation of our Named Executive Officers (NEOs) in the 2021 fiscal year and, if applicable, the fiscal years ended December 31, 2020 and 2019.

Name and Principal Position	Fiscal Year	Salary ($)		Bonus ($)	Stock Awards(1) ($)		Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)		Change in Pension Value & Non Qualified Deferred Compensation Earnings ($)	All Other Compensation (3) ($)		Total ($)

David C. Jukes	2021	1,000,000		—	4,593,901		—	2,279,750		—	226,073		8,099,724
President and Chief	2020	1,000,000		—	3,374,933		1,124,978	151,800		—	160,198		5,811,909
Executive Officer	2019	946,154		—	3,374,948		1,125,010	761,843		—	271,542		6,479,497
Nicholas W. Alexos	2021	675,000		—	2,041,918		—	895,320		—	43,354		3,655,592
Executive Vice President and	2020	649,039		—	3,000,057		500,004	75,237		—	10,175		4,234,511
Chief Financial Officer
Nicholas Powell	2021	516,928	(4)	—	586,698		—	754,219	(4)	—	123,854	(4)	1,981,698
Senior Vice President,	2020	478,762		—	375,069		124,970	48,561		—	84,221		1,111,583
President of Europe, Middle East and _Africa & Asia Pacific	2019	404,461		—	308,890		100,014	247,487		—	72,684		1,133,536
and Ingredients & Specialties
James B. Holcomb	2021	552,886		—	1,086,977	(5)	—	806,681		—	51,138		2,497,682
Senior Vice President,
President of North America
and Chemicals & Services
Noelle J. Perkins	2021	491,734		—	510,480		—	684,846		—	56,435		1,743,495
Senior Vice President,
General Counsel and Secretary,
Chief Risk Officer

(1)

The amounts set forth in this column represent the grant date fair value of RSU and target PRSU awards granted to each NEO, calculated in accordance with FASB ASC Topic 718 (with the value of the PRSUs based on the probable outcome of the performance conditions as of the grant date). See Note 12, “Stock-Based Compensation,” to the Company’s audited consolidated financial statements for the year ended December 31, 2021, included in the Form 10-K for a discussion of the relevant assumptions used in calculating these amounts. Assuming the highest level of performance is achieved for the PRSUs, the maximum grant date value of the PRSUs granted in 2021 would be as follows: Mr. Jukes: $4,499,967; Mr. Alexos: $2,000,166; Mr. Powell: $574,966; Mr. Holcomb: $574,966; and Ms. Perkins: $500,042.

(2)	The Company did not grant stock options to any NEO in 2021.
(3)

The 2021 amounts set forth in this column include contributions made by the Company under our retirement plans in the amounts of $70,475, $37,362, $10,167, and $43,466    for Messrs. Jukes, Alexos and Holcomb and Ms. Perkins, respectively. In addition, the 2021 amount for Mr. Jukes includes $139,200 in tax preparation fees, gross ups and non-U.S. tax equalization payments; for Mr. Holcomb includes $27,500 in housing allowance benefits; and for Mr. Powell includes a car allowance of $12,256, $19,835 in tax equalization payments and $91,762 for various benefits related to his relocation to the U.S. Finally, the 2021 amounts for Messrs. Jukes, Alexos, Holcomb and Ms. Perkins include financial planning and executive physical benefits.

(4)	Amounts for Mr. Powell converted from GBP to USD using a December 31, 2021, exchange rate of 1.35280.

(5)

This amount includes the value of Mr. Holcomb’s 2021 target LTI award, plus the February 5, 2021, one-time inducement grant of restricted stock units (with a grant date value of approximately $500,009) pursuant to the terms of his employment offer with the Company.

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Executive Compensation

Grants of Plan-Based Awards for Fiscal Year 2021

The following table provides information concerning awards granted to the NEOs in the 2021 fiscal year.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock/	All Other Option Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units (#)	Options (#)	Awards ($)	Awards ($) (3)

David C. Jukes
UIP		625,000	1,250,000	3,000,000
2020 Equity Incentive Plan	3/10/2021							110,510			2,343,917
2020 Equity Incentive Plan	3/10/2021				—	110,510	221,020				2,249,984
Nicholas W. Alexos
UIP		270,000	540,000	1,296,000
2020 Equity Incentive Plan	3/10/2021							49,120			1,041,835
2020 Equity Incentive Plan	3/10/2021				—	49,120	98,240				1,000,083
Nicholas Powell
UIP(4)		206,771	413,542	992,502
2020 Equity Incentive Plan	3/10/2021							14,120			299,485
2020 Equity Incentive Plan	3/10/2021				—	14,120	28,240				287,483
James B. Holcomb
UIP		230,000	460,000	1,104,000
2020 Equity Incentive Plan	2/5/2021							24,631			500,009
2020 Equity Incentive Plan	3/10/2021							14,120			299,485
2020 Equity Incentive Plan	3/10/2021				—	14,120	28,240				287,483
Noelle J. Perkins
UIP		173,233	346,465	831,516
2020 Equity Incentive Plan	3/10/2021							12,280			260,459
2020 Equity Incentive Plan	3/10/2021				—	12,280	24,560				250,021

(1)

A discussion of the Univar Solutions Incentive Plan for fiscal year 2021, including bonus amounts paid based on actual performance, can be found under “Compensation Discussion and Analysis—Determination of Executive Officer Compensation—Annual Cash Incentives.”  The maximum values shown above are based on an assumed individual performance rating of 5 resulting in a UIP individual performance multiplier of 120%.

(2)

The PRSUs granted in 2021 correspond to a three-year performance period, FY2021—FY2023, in which actual earned awards are based upon the attainment of three one-year Adjusted EPS targets (all of which were set in early 2021), a three-year average Adjusted Return on Invested Capital (ROIC) target, an ESG scorecard and a relative TSR modifier. The target award is specified in the table above and attainment can vary from 0% to 200%.

(3)

The amounts reported in this column are valued based on the aggregate grant date fair value. See Note 12, “Stock-Based Compensation,” to the Company’s audited consolidated financial statements for the year ended December 31, 2021, included in the Form 10-K for a discussion of the relevant assumptions used in calculating these amounts.

(4)      Amounts for Mr. Powell converted from GBP to USD using a December 31, 2021, exchange rate of 1.35280.

52

Executive Compensation

Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table

Agreements with Our Named Executive Officers

The Company has entered into severance agreements with each of its NEOs. The material terms of each agreement are described below.

•

Mr. Jukes, Mr. Holcomb and Ms. Perkins are parties to a Severance and Change of Control Agreement with the Company, the form of which was filed as an exhibit to the Form 10-Q of the Company filed on November 5, 2020.

•	Mr. Alexos is party to a Severance and Change of Control Agreement with the Company filed as an exhibit to the Current Report on Form 8-K of the Company filed on December 16, 2019.
•

Mr. Powell is party to (i) a Severance and Change of Control Agreement with the Company, the form of which was filed as an exhibit to the Form 10-Q of the Company filed November 6, 2018; (ii) a Letter Agreement filed as an exhibit to the Current Report on Form 8-K of the Company filed on March 1, 2019; and (iii) a Letter Agreement filed as an exhibit to the Current Report on Form 8-K of the Company filed on September 17, 2021.

All of the foregoing agreements provide for employment at-will and may be terminated at any time by either party except for Mr. Powell’s that provides that Mr. Powell is required to give, and entitled to receive, 12 months’ notice of termination of employment other than in connection with his termination for Cause or for Good Reason. The NEOs are entitled to certain severance benefits as outlined in the following chart:

	By the Company without “Cause” or by the Executive with “Good Reason”	Death or Disability	By the Company without “Cause” or by the Executive with “Good Reason” in connection with a “Change in Control”
Mr. Jukes

Lump sum payment equal to 18 months annual base salary, target bonus, pro rata bonus for the year of termination based upon the actual level of goal achievement, and 18 months medical and dental COBRA reimbursement

Target bonus for the year of termination

Lump sum payment equal to 30 months annual base salary, 2.5 times target bonus, pro rata bonus for the year of termination based upon target bonus opportunity, and 18 months medical and dental COBRA reimbursement

Mr. Holcomb and Ms. Perkins

Lump sum payment equal to 12 months annual base salary, target bonus, pro rata bonus for the year of termination based upon the actual level of goal achievement, and 18 months medical and dental COBRA reimbursement

Target bonus for the year of termination

Lump sum payment equal to 24 months annual base salary, 2 times target bonus, pro rata bonus for the year of termination based upon target bonus opportunity, and 18 months medical and dental COBRA reimbursement

Mr. Alexos	Lump sum payment equal to 12 months annual base salary plus target bonus, and pro rata bonus for the year of termination based upon the actual level of goal achievement	Target bonus for the year of termination and pro rata bonus for the year of termination based upon the actual level of goal achievement	Lump sum payment equal to 24 months annual base salary, 2 times target bonus, and pro rata bonus for the year of termination based upon the actual level of goal achievement
Mr. Powell	Lump sum payment equal to 12 months annual base salary plus target bonus	Target bonus for the year of termination	Lump sum payment equal to 24 months annual base salary plus 2 times target bonus

Any severance payments payable on a termination by the Company without “cause” or by the Executive for “good reason” pursuant to the agreement are subject to the execution and non-revocation of a release and reaffirmation of confidentiality, non-competition and non-solicitation covenants. “Cause” and “good reason” are defined in the agreement and summarized below.

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Executive Compensation

Definitions of Cause and Good Reason

The agreements, other than Mr. Alexos’, define “cause” and “good reason” in the same manner as follows:

•

“Cause” is (i) willful failure to perform material duties with respect to the Company (except where due to a physical or mental incapacity) which continues beyond fifteen (15) days after a written demand for performance of those duties is delivered to the Executive by the Company, or (ii) conviction of, plea of nolo contendere or any similar plea to commission of a felony or any criminal offence that carries a maximum sentence of six (6) months or more; any misdemeanor that is a crime of moral turpitude, or (iii) gross negligence or willful or gross misconduct in connection with the Executive’s employment, or (iv) engaging in outrageous activity or in any activity or behavior that is in violation of the Company’s code of conduct, as that may be in effect from time to time, where such activity or behavior is reasonably likely to cause material harm to the Company, or (v) breach of the non-competition, non-solicitation, or confidentiality covenants to which the Executive is subject, or (vi) breach of any fiduciary duty.

•

“Good reason” is (i) a material reduction in base salary or annual incentive compensation opportunity (excluding a reduction applicable to all employees in the same salary grade), or (ii) a material diminution in the Executive’s title, duties or responsibilities, or (iii) a transfer of the Executive’s primary workplace by more than 100 miles from Executive’s current workplace.

Mr. Alexos’ agreement defines “cause” and “good reason” as follows:

•

“Cause” is (i) willful failure to perform material duties with respect to the Company (except where due to a physical or mental incapacity) which continues beyond fifteen (15) days after a written demand for performance of those duties is delivered to the Executive by the Company, or (ii) conviction of, plea of nolo contendere or any similar plea to commission of a felony or any criminal offence that carries a maximum sentence of six (6) months or more; any misdemeanor that is a crime of moral turpitude, or (iii) gross negligence or willful or gross misconduct in connection with the Executive’s employment, or (iv) engaging in outrageous activity or in any activity or behavior that is in violation of the Company’s code of conduct, as that may be in effect from time to time, where such activity or behavior is reasonably likely to cause material harm to the Company, or (v) breach of the non-competition, non-solicitation, or confidentiality covenants to which the Executive is subject, other than immaterial breaches that are not reasonably likely to cause material harm to the Company, or (vi) breach of any fiduciary duty, other than immaterial breaches that are not reasonably likely to cause material harm to the Company.

•

“Good reason” is (i) a material reduction (greater than 10%) in base salary or annual incentive compensation opportunity (excluding a reduction applicable to all employees in the same salary grade), or (ii) a material diminution in the Executive’s title, duties or responsibilities, or (iii) a transfer of the Executive’s primary workplace by more than 100 miles from Executive’s current workplace.

54

Executive Compensation

Outstanding Equity Awards at Fiscal Year End 2021

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)(1)

David C. Jukes	51,050	—		28.73	2/2/2027	17,240	(3)	488,754	98,080	(6)	2,780,568
	44,390	—		26.82	2/7/2027	32,694	(4)	926,875	110,510	(7)	1,312,959
	53,957	—		28.30	5/9/2028	110,510	(5)	3,132,959
	118,860	59,430	(3)	21.75	2/6/2029
	61,273	122,547	(4)	22.94	2/21/2030

Nicholas W. Alexos	27,233	54,467	(4)	22.94	2/21/2030	45,914	(8)	1,301,662	43,590	(6)	1,235,777
						14,533	(4)	412,039	49,120	(7)	1,392,552
						49,120	(5)	1,392,552

Nicholas Powell	23,200	—		28.73	2/2/2027	1,534	(3)	43,489	10,900	(6)	309,015
	14,270	—		26.82	2/7/2028	3,634	(4)	103,024	14,120	(7)	400,302
	—	5,284	(3)	21.75	2/6/2029	14,120	(5)	400,302
	—	13,614	(4)	22.94	2/21/2030

James B. Holcomb	—	—		—	—	24,631	(9)	698,289	14,120	(7)	400,302
						14,120	(5)	400,302

Noelle J. Perkins	6,443	—		27.78	4/1/2028	957	(3)	27,131	8,720	(6)	247,212
	6,600	3,300	(3)	21.75	2/6/2029	2,907	(4)	82,413	12,280	(7)	348,138
	5,446	10,894	(4)	22.94	2/21/2030	12,280	(5)	348,138

(1)	Calculated using the closing price of $28.35 per share of Univar Solutions common stock on the NYSE on December 31, 2021.
(2)

The PRSUs granted in 2020 correspond to a single three-year performance period in which actual earned awards are based on the attainment of average Adjusted EBITDA and ROIC performance. The PRSUs granted in 2021 correspond to three, single-year Adjusted EPS performance periods (the targets for which were set in early 2021), plus a three-year performance period for Adjusted Average ROIC and an ESG Scorecard. The target award values are specified above, and attainment can vary from 0 to 200%.

(3)	Stock options and RSUs granted on February 6, 2019. One-third vested on each of the following dates: February 6, 2020, February 6, 2021, and February 6, 2022.
(4)	Stock options and RSUs granted on February 21, 2020. One-third vested (or will vest) on each of the following dates: February 21, 2021, February 21, 2022, and February 21, 2023.
(5)	RSUs granted on March 10, 2021. One-third vests on each of the following dates: March 10, 2022, March 10, 2023, and March 10, 2024.
(6)	Unearned PRSUs that will vest on December 31, 2022, subject to attainment of the applicable performance goals.
(7)	Unearned PRSUs that will vest on December 31, 2023, subject to attainment of the applicable performance goals.
(8)	RSUs granted on February 7, 2020. One-third vests on each of the following dates: February 7, 2021, February 7, 2022, and February 7, 2023.
(9)	RSUs granted on February 5, 2021. One-third vests on each of the following dates: February 5, 2022, February 5, 2023, and February 5, 2024.

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Executive Compensation

2021 Option Exercises and Stock Vested Table

The following table contains information concerning the options exercised by our NEOs and the vesting of restricted stock and restricted stock unit awards held by our NEOs during 2021.

	Option Awards			Stock Awards

Name	Number of Shares Acquired on Exercise(#)		Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)

David C. Jukes	—	(2)	—	153,927	3,936,428
Nicholas W. Alexos	—		—	30,223	618,831
Nicholas Powell	24,872	(3)	110,081	14,997	371,988
James B. Holcomb	—		—	—	—
Noelle J. Perkins	—		—	8,429	185,110

(1)

Reflects the vesting and settlement of a portion of the stock options and restricted stock units previously granted. For option awards, the value represents the difference between the market price of the underlying shares at exercise and the exercise price of the options. For stock awards, the value was computed by multiplying the number of shares of restricted stock units that have vested by the market value of the underlying shares on the applicable vesting date. The value reported as realized does not indicate that the NEO has actually sold the securities for cash.

(2)	Mr. Jukes had 128,103 options that expired on March 28, 2021, which were never exercised and therefore canceled.

(3)	After satisfying the option exercise price and tax withholding obligations, Mr. Powell retained 1,989 shares.

Nonqualified Deferred Compensation for Fiscal Year 2021

The following table sets forth certain information for the NEOs who participated in nonqualified deferred compensation plans.

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($) (2)	Aggregate Earnings in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (4)

David C. Jukes	—	59,075	6,121	—	183,970
Nicholas W. Alexos	—	14,562	586	—	15,147
Nicholas Powell(5)	—	—	103,385	—	362,029
James B. Holcomb	25,433	—	2,228	—	27,661
Noelle J. Perkins	29,504	21,562	7,941	—	120,849

(1)

Amounts in this column include contributions associated with 2021 base salary and bonus amounts earned in 2020 and paid in 2021. These amounts are also included in “Salary”, “Bonus” and/or “Non-Equity Incentive Plan Compensation” for fiscal year 2020 in the Summary Compensation Table.

(2)

Amounts in this column are included in “All Other Compensation” for fiscal year 2021 in the Summary Compensation Table. Company contributions associated with the 2020 bonus, paid in 2021, are not included in this column because that bonus was accrued in respect of 2020 service. Contributions associated with the 2021 bonus, paid in 2022, are included because that bonus was accrued in respect of 2021 service.

(3)

The aggregate earnings represent the market value change during fiscal year 2021 of the Deferred Compensation Plan. Because the earnings are not preferential or above-market, they are not included in the 2021 Summary Compensation Table.

(4)	Of this total, the following amounts were reported in prior years’ Summary Compensation Table: Mr. Jukes: $64,792; Mr. Alexos: $5,230; and Mr. Powell: $71,842.
(5)	Amounts for Mr. Powell converted from GBP to USD using a December 31, 2021, exchange rate of 1.35280.

The SSP allows the NEOs and other eligible employees to defer up to 75% of eligible earnings that cannot be deferred under the 401(k) plan due to IRS covered compensation limits. Eligible earnings include salary and wages, bonuses and participant deferrals under the SSP, but do not include equity awards under the 2011, 2015, 2017 or 2020 Equity Plans, relocation expenses, any other deferred compensation, welfare benefits (including severance payments) or other special payments. The SSP provides an employer match of 100% of participant contributions, up to an aggregate of four percent of eligible compensation contributed by the participant to the Company’s 401(k) plan and SSP combined. The employer matching contribution is immediately 100% vested. Participants are also eligible to receive additional retirement contributions from Univar Solutions equal to an aggregate of four percent of eligible compensation. If the participant exceeds the applicable compensation limit, employer retirement contributions on compensation above the limit are made to the SSP. This additional contribution “cliff vests” upon

56

Executive Compensation

the participant’s completion of three years of employment with Univar Solutions. The additional retirement contributions to both the 401(k) plan and the SSP are made on behalf of eligible employees regardless of the employee’s contributions.

The amount of earnings that an SSP participant receives depends on his or her investment elections for deferrals. Plan accounts are distributed on the first to occur of the participant’s death, permanent disability, or separation from service with the Company in a single lump sum either (i) in the month of January immediately following the calendar year in which the distribution event occurs, or (ii) if the participant has so elected prior to the calendar year in which the distribution event occurs, at a future date specified by the participant not less than five years from the January 31st immediately following the calendar year in which the distribution event occurs.

Potential Payments Upon Termination or Change in Control

The information below describes and quantifies certain compensation that would have become payable to the NEOs under plans and the NEOs’ respective agreements in existence at the end of fiscal year 2021 as if the NEOs’ employment had been terminated on December 31, 2021, given the respective NEO’s compensation and service levels as of such date and, where applicable, based on the fair market value of the Company’s common stock on that date. These benefits are in addition to benefits available generally to salaried employees, such as distributions under the 401(k) savings plans, disability benefits and accrued vacation benefits.

Due to the number of factors that affect the nature and amount of any benefits provided upon the events discussed below, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the timing during the year of any such event, the stock price on the date of the event and the executive’s age.

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Executive Compensation

For our NEOs, pursuant to respective agreements in effect on December 31, 2021, in the event the NEO’s employment had been terminated by the Company without “cause” or by the NEO for “good reason”, and in the event of death or disability with respect to the NEOs, in each case occurring on December 31, 2021, our NEOs would have been entitled to the severance payments set forth below. For a description of the potential payments upon a termination pursuant to the agreements with these NEOs, see “Agreements with our Named Executive Officers.” For a description of the consequences of a termination of employment or a change in control for the stock options, PRSUs, RSUs and/or restricted stock granted to NEOs under our equity plans, see the disclosure that follows the table below.

Name	Termination due to Death or Disability ($)		Termination Due to Qualified Retirement ($)		Termination Without Cause by the Company or by the NEO for Good Reason ($)		Termination in Connection with a Change in Control ($)

David C. Jukes
Cash Severance	1,250,000	(1)	2,279,750	(3)	5,053,231	(4)	7,931,231	(8)
Value related to Accelerated Vesting of Equity	14,450,139	(2)			—		14,450,139	(9)
Nicholas W. Alexos
Cash Severance	1,435,320	(1)			2,110,320	(5)	3,325,320	(10)
Value related to Accelerated Vesting of Equity	6,029,248	(2)			—		6,029,248	(9)
Nicholas Powell
Cash Severance	413,542	(1)			930,470	(6)	1,860,940	(11)
Value related to Accelerated Vesting of Equity	1,625,478	(2)			—		1,625,478	(9)
James B. Holcomb
Cash Severance	460,000	(1)			1,884,923	(7)	2,919,923	(12)
Value related to Accelerated Vesting of Equity	1,498,893	(2)			—		1,498,893	(9)
Noelle J. Perkins
Cash Severance	346,465	(1)			1,552,020	(7)	2,393,435	(12)
Value related to Accelerated Vesting of Equity	1,133,749	(2)			—		1,133,749	(9)

(1)	Represents a lump sum cash payment equal to the target bonus (plus, for Mr. Alexos only, the pro-rata actual bonus for 2021 assuming a December 31, 2021, termination date).
(2)

All unvested equity awards fully vest in the event of termination of employment or service by reason of death or disability; earned PRSU awards vest based on actual performance and unearned awards vest at target levels. The value of the equity awards is based on the Company’s closing stock price on December 31, 2021, of $28.35.

(3)	Mr. Jukes met the retirement criteria, as defined in the UIP plan document, and would be entitled to receive his earned bonus payout for the 2021 plan year.
(4)	Represents the sum of (i) 100% of target annual bonus, (ii) 18 months of base salary, (iii) pro rata actual bonus for 2021, and (iv) 18 months of medical and dental COBRA reimbursement.
(5)	Represents the sum of (i) 100% target annual bonus, (ii) 12 months of base salary, and (iii) pro rata actual bonus for 2021.
(6)	Represents the sum of (i) 100% target annual bonus, and (ii) 12 months of base salary.
(7)	Represents the sum of (i) 100% of target annual bonus, (ii) 12 months of base salary, (iii) pro rata actual bonus for 2021, and (iv) 18 months of medical and dental COBRA reimbursement.
(8)	Represents the sum of (i) 250% of target annual bonus, (ii) 30 months of base salary, (iii) pro rata actual bonus for 2021, and (iv) 18 months of medical and dental COBRA reimbursement.
(9)

Equity awards are subject to double trigger vesting in the event of a change in control. All unvested equity awards vest fully upon a qualifying termination in connection with a change in control. The value of the equity awards is based on the Company’s closing stock price on December 31, 2021, of $28.35.

(10)	Represents the sum of (i) 200% of target annual bonus, (ii) 24 months of base salary, and (iii) pro rata actual bonus for 2021.
(11)	Represents the sum of (i) 200% of target annual bonus, and (ii) 24 months of base salary.
(12)	Represents the sum of (i) 200% of target annual bonus, (ii) 24 months of base salary, (iii) pro rata actual bonus for 2021, and (iv) 18 months of medical and dental COBRA reimbursement.

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Executive Compensation

Treatment of Equity Awards for Termination of Employment

2020 Equity Plan

Awards granted under the 2020 Equity Plan experience fully accelerated vesting in the event of a change in control unless a replacement award is granted. Outstanding stock option awards would be settled in cash based on their value at the time of the change in control less their exercise price. Replacement awards must be granted in the same type and with the same or more favorable conditions than the award they’re replacing. If a participant’s employment terminates by the Company without cause or by the participant with good reason (as defined in the award agreements and plan document) at any time following a change in control, the vesting of replacement awards fully accelerates.

2017 Equity Plan and 2015 Equity Plan

Outstanding awards granted under the 2017 Equity Plan and 2015 Equity Plan would be assumed and/or replaced in a change in control having the same or better terms and conditions. These awards would continue their normal vesting schedules. If the awards are not assumed or replaced, the vesting of outstanding awards shall accelerate. Outstanding stock option awards would be settled in cash based on their value at the time of the change in control less their exercise price. If a participant’s employment is terminated within three months prior to a change in control by the Company without cause or the participant with good reason (as defined in the award agreements and plan documents), for the purposes of awards granted under these plans, their employment will be considered to be continuous up until the change in control and terminate immediately thereafter.

Additional information on the treatment of our outstanding equity awards in connection with a termination of employment is contained below for the NEOs.

All NEOs

Upon termination by reason of death or disability, any outstanding and unvested awards are fully vested. For PRSUs, any earned awards will fully vest, and any unearned awards will vest at target.

Upon termination by reason of retirement (as defined in the 2018, 2019, 2020 and 2021 award agreements), outstanding awards granted in 2018, 2019, 2020 and 2021 will continue to vest, provided the NEO remains employed as of the first anniversary of the grant date. Otherwise, only the first tranche of the award will continue to vest.

Upon any other termination (other than associated with a change in control), the outstanding and unvested awards will be forfeited.

If employment is terminated without “cause” or for “good reason” within eighteen (18) months after the change in control or three (3) months preceding the change in control, unvested awards would immediately vest, as set forth above.

Any vested options held upon a termination of employment expire on the earliest of the normal expiration date or 180 days from the effective date of the termination.

Under our equity plans, “change in control” is generally defined as:

•

any transaction that would result in the beneficial ownership or voting power (or both) of more than 50% of the Company’s then outstanding voting securities by one or more persons, entities or groups that are not, immediately prior to such transaction, affiliates of the Company;

•	within any 12-month period, the persons who were members of the Board at the beginning of such period cease to constitute at least a majority of the Board; or
•

the sale, transfer or other disposition of all or substantially all of the assets of the Company to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

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Executive Compensation

Treatment of 2011 Equity Plan Awards Upon Change in Control

Under the 2011 Equity Plan, unless provided otherwise in the individual award agreements, if the Company undergoes a “change in control,” as defined below, (i) stock options will generally accelerate and be canceled in exchange for a cash payment equal to the change in control price per share minus the exercise price of the applicable option, unless the Compensation Committee elects to provide for alternative awards in lieu of cancellation and payment, and (ii) shares of restricted stock will vest and become non-forfeitable. Under the 2011 Equity Plan, a “change in control” is generally defined as the first to occur of the following events:

•

the acquisition by any person, entity or “group” (as defined in Section 13(d) of the Exchange Act, as amended) of 50% or more of the combined voting power of the Company’s then outstanding voting securities, other than any such acquisition by the Company, any of its subsidiaries, any associate benefit plan of the Company or any of its subsidiaries, or by CD&R Univar Holdings, L.P. or any of its affiliates, excluding an acquisition immediately following which CD&R Univar Holdings, L.P. owns at least 10% of the outstanding shares of Company stock;

•	within any 12-month period, the persons who were members of the Board at the beginning of such period cease to constitute at least a majority of the Board; or
•

the sale, transfer or other disposition of all or substantially all of the Company’s assets to one or more persons or entities that are not, immediately prior to such sale, transfer or other disposition, affiliates of the Company.

Treatment of Nonqualified Deferred Compensation on Termination

In the event that an NEO’s employment with the Company is terminated for any reason, the NEO will receive the balance of his deferred compensation account in accordance with the terms of the SSP. The balance of each NEO’s deferred compensation account as of the end of fiscal year 2021 is set forth in the table above titled “Nonqualified Deferred Compensation for Fiscal Year 2021.”

Pay Ratio Disclosure

The SEC’s pay ratio disclosure rules permit the use of estimates, assumptions and adjustments, and the SEC has acknowledged that pay ratio disclosures may involve a degree of imprecision. We believe that the below pay ratio is a reasonable estimate calculated in a manner consistent with the SEC’s pay ratio disclosure rules.

In determining the CEO pay ratio for 2021, the Company used the same median employee that was used for the 2020 CEO pay ratio with a determination date of November 5, 2020. On this date, the Company had 5,346 U.S.-based employees and 4,342 non-U.S. employees. The Company chose to exclude 479 employees from the following 21 countries: China (77), Czechia (10), Denmark (26), Finland (12), Germany (67), Greece (10), Hungary (15), Ireland (28), Norway (31), Philippines (1), Poland (40), Portugal (12), Romania (5), Russia (17), Singapore (10), Slovakia (1), South Africa (3), Switzerland (31), Tunisia (2), Turkey (64) and United Arab Emirates (17). For the remaining 9,209 employees excluding the CEO, the Company collected all payroll earnings data from January through October 2020 to select the median employee. In accordance with the SEC’s pay ratio disclosure rules, we determined that there have been no changes to our employee population or employee compensation arrangements in 2021 that we believe would significantly affect our pay ratio disclosure. The median employee selected in 2020 remained in the same position in 2021 and did not experience a significant change in compensation. The Company determined the median employee’s annual total compensation (calculated in accordance with the Summary Compensation Table) was $76,768.94 in 2021. The CEO’s annual total compensation for 2021 was $8,099,724.

As a result, we estimate that the ratio of CEO annual total compensation to median annual total compensation of all employees (excluding the CEO) in 2021 was 106:1.

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General Information About the Annual Meeting

What is the purpose of the Annual Meeting?

At the Annual Meeting, stockholders will vote upon the matters outlined in this Proxy Statement.

Why are these materials being made available to me?

The Board made this Proxy Statement and the accompanying proxy card available to you because it is soliciting your proxy to vote your shares at the Annual Meeting. As a stockholder, you are invited to attend the Annual Meeting and are entitled to vote on the items of business described in this Proxy Statement.

Why did I receive a one-page Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

As permitted by SEC rules, the Board is making this Proxy Statement and the Annual Report available to stockholders electronically via the Internet. On or about March 23, 2022, the Company first mailed to stockholders a notice containing instructions on how to access this Proxy Statement and the Annual Report and how to vote by mail, telephone or Internet (the “Notice”). If you received a Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. If you would like to receive a paper copy of the proxy materials, at no charge, please write to Univar Solutions Inc., c/o Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help lower the costs of delivery and reduce the Company’s environmental impact.

What is the format for the Annual Meeting?

Due to the continued public health impact of the COVID-19 pandemic, and to support the health, safety, and well-being of our stockholders, employees, directors, and their respective families, the Company will hold the Annual Meeting in a virtual format through a live webcast.

How do I participate in the Annual Meeting?

Only stockholders of record and beneficial owners of shares of our common stock as of March 8, 2022 (or their duly appointed proxies) and who register for the meeting are entitled to attend the meeting. To participate in the Annual Meeting, you must register using the control number found on your proxy card, voting instruction form or notice you previously received (“control number”), at www.proxydocs.com/UNVR. If you are a beneficial owner of shares held in the name of a broker, bank, or other nominee, you will also need to provide the registered name on your account and the name of your broker, bank or other nominee as part of the registration process. Upon completing your registration, you will receive further instructions by email, including unique links that will allow you to access the Annual Meeting, vote online and view the Stockholder List during the Annual Meeting, as well as to submit questions prior to and during the Annual Meeting. If you plan to attend the Annual Meeting, we encourage you to register for the meeting and access the virtual platform prior to the start time of the meeting to allow time to log in and test your device’s audio system. You may begin to log into the virtual platform beginning at 8:15 a.m. Central Time on May 5, 2022.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Stockholders should ensure that they have a strong internet connection if they intend to attend and participate in the Annual Meeting. Attendees should allow sufficient time to access the meeting and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

If you encounter any difficulties accessing the Annual Meeting, please call the technical support number that will be provided in the email that you receive upon completing your registration for assistance. Technical support will be available beginning approximately 30 minutes prior to the start of the Annual Meeting through its conclusion.

Additional information regarding the ability of stockholders to ask questions during the Annual Meeting, related rules of conduct and other materials for the 2022 Annual Meeting, including the Stockholder List, will be available during the Annual Meeting at www.proxydocs.com/UNVR.

May I ask questions during the Annual Meeting?

The virtual format for the Annual Meeting allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our management and Board, as appropriate. Stockholders may submit questions prior to and during the Annual Meeting. If you wish to submit a question prior to the Annual Meeting, you may do so by logging in to www.proxydocs.com/UNVR and entering your control number. Once past the login screen, click on “Question for Management,” type in your question and click “Submit.” If you wish to submit a question during the Annual Meeting, you may do so by typing your question into the “Ask a Question” field and clicking “Submit.” Questions pertinent to the Annual Meeting that comply with the meeting rules of conduct will be answered during the Annual Meeting, subject to time constraints.

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General Information About the Meeting

Who may vote at the Annual Meeting?

You may vote during the Annual Meeting if you were the holder of record of Company common stock as of the close of business on the record date, March 8, 2022. Each share of Univar Solutions common stock is entitled to one vote. As of March 8, 2022, Univar Solutions had 169,875,457 shares of common stock outstanding.

If your shares are registered directly in your name with the Company’s transfer agent, EQ Shareowner Services, you are considered a stockholder of record with respect to these shares. Some stockholders hold shares of the Company’s common stock through a bank, broker, or other nominee, and are often said to hold these shares in “street name.” These stockholders are considered “beneficial owners” of those shares. If you held shares of the Company’s common stock as a beneficial owner in “street name” at the close of business on March 8, 2022, (i) you will receive separate instructions from your bank, broker, or other nominee describing how to vote your shares; and (ii) if you want to vote during the virtual meeting, you must obtain a legal proxy from your bank, broker, or other nominee (“Legal Proxy”) and also register at www.proxydocs.com/UNVR (you will need the unique control number which appears on the instructions that accompanied the notice of internet availability or the proxy materials that you received). You may be required to submit a copy of your Legal Proxy and should follow the instructions provided in the email that you receive upon completing your registration.

What am I voting on?

You will be voting on the following items of business at the Annual Meeting:

•	the election of the 11 director nominees named in this Proxy Statement;
•	a non-binding advisory vote to approve the compensation of the Company’s named executive officers described in this Proxy Statement;
•	a non-binding advisory vote recommending the frequency of future advisory votes regarding the compensation of the Company’s named executive officers; and
•	the ratification of the Audit Committee’s selection of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

The Company will also consider other business that properly comes before the meeting.

How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares “FOR” each of the nominees named in this Proxy Statement for election to the Board, “FOR” the non-binding advisory vote to approve the compensation of the Company’s named executive officers, for the selection of “1 Year” as the frequency of future non-binding advisory votes on the compensation of the Company’s named executive officers, and “FOR” the ratification of Ernst & Young as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

How do I vote before the Annual Meeting?

There are three ways to vote before the meeting if you are a record holder (you do not hold your shares through a bank or broker):

•	by Internet—if you have Internet access, the Board encourages you to vote at www.proxypush.com/UNVR by following instructions on the Notice or proxy card;
•	by telephone—as instructed on the Notice or proxy cards, by making a toll-free telephone call from the U.S. or Canada to 1 (866) 895-6933; or
•	by mail—if you received your proxy materials by mail, you can vote by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided.

If your shares are held in the name of a broker, bank, or other nominee (that is, your shares are held in “street name”), (i) you will receive separate instructions from your bank, broker or other nominee describing how to vote your shares; and (ii) if you want to vote during the virtual meeting, you must obtain a Legal Proxy and also register at www.proxydocs.com/UNVR (you will need the unique control number which appears on the instructions that accompanied the notice of internet availability or the proxy materials that you received). You may be required to submit a copy of your Legal Proxy and should follow the instructions provided in the email that you receive upon completing your registration.

May I vote confidentially?

Your proxy will not be available for examination, nor will your vote be disclosed prior to the tabulation of the final vote at the Annual Meeting except to meet applicable legal requirements, to allow the independent election inspectors to count and certify the results of the vote and, where there is a proxy solicitation in opposition to the Board, based upon an opposition proxy statement filed with the SEC. The independent election inspector may at any time inform the Company whether or not a stockholder has voted.

62

General Information About the Meeting

Will I have any rights of appraisal or similar rights of dissenters?

You will not have any rights of appraisal or similar rights of dissenters with respect to the matters to be acted upon at the meeting, regardless of whether you vote for or against the proposals.

Can I change my mind after I vote?

You may change your vote at any time before the polls close at the meeting. You may do this by:

•	signing another proxy card with a later date and returning it to the Company prior to the meeting;
•	assuming you have registered and are a record holder, attending the meeting and voting in that forum; or
•	voting again by telephone or the Internet prior to the start of the Annual Meeting.

Your attendance at the meeting will not have the effect of revoking a proxy unless you notify the Secretary of the Company in writing before the polls close that you wish to revoke a previous proxy.

If your shares are held in the name of a broker, bank or other holder of nominee, you should follow the voting instructions you receive from the holder of record to revoke your proxy or change your vote or, if you have obtained a Legal Proxy, by attending the Annual Meeting and voting in person virtually.

Who conducts the proxy solicitation and how much will it cost?

The Company is asking for your proxy for the Annual Meeting and will pay all the costs of asking for stockholder proxies. As of the date of this Proxy Statement, the Company has not hired a proxy solicitor. The Company can use directors, officers and regular employees of the Company to ask for proxies. These employees do not receive additional compensation for these services. The Company may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding solicitation material to the beneficial owners of the Company’s common stock.

Who will count the votes?

Representatives of Mediant Communications Inc. will count the votes and will serve as the independent inspector of election.

What if I return my proxy card but do not provide voting instructions?

If you provide specific voting instructions, your shares will be voted as you instruct. If you sign and return a proxy card but do not specify how your shares are to be voted, the persons named as proxies on the proxy card will vote your shares in accordance with the Board’s recommendations.

What does it mean if I receive more than one proxy card?

It means that you have multiple accounts with brokers and/or the Company’s transfer agent. Please vote all of these shares. Please also contact your broker or the Company’s transfer agent to consolidate as many accounts as possible under the same name and address. The transfer agent is EQ Shareowner Services, which may be contacted at http://www.shareowneronline.com.

Will my shares be voted if I do not provide my proxy?

Your shares may be voted if they are held in the name of a brokerage firm, even if you do not provide the brokerage firm with voting instructions. Brokerage firms have the authority under the rules of the New York Stock Exchange (“NYSE”) to cast votes on certain “routine” matters if they do not receive instructions from their customers. Pursuant to NYSE rules, Proposals 1, 2 and 3 are not considered routine matters. However, the Board believes the proposal to ratify the selection of Ernst & Young as the Company’s independent registered public accounting firm for fiscal year 2022, Proposal 4, is considered a routine matter for which brokerage firms may vote for shares on which they do not receive stockholder instructions. When a proposal is not a routine matter and the brokerage firm has not received voting instructions from the beneficial owner of the shares with respect to that proposal, the brokerage firm cannot vote the shares on that proposal. This is called a “broker non-vote.”

How many votes must be present to hold the meeting?

In order for the Company to conduct its Annual Meeting, a majority of the issued and outstanding shares of Univar Solutions common stock, as of March 8, 2022, must be present in person or represented by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting. Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a proxy by Internet, telephone or mail.

How many votes are needed to elect directors?

Proposal 1 requests election of directors. The 11 nominees receiving the highest number of “FOR” votes will be elected as directors. This number is called a plurality.

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General Information About the Meeting

You may vote “FOR” or “WITHHOLD” for each nominee. Unless you mark “WITHHOLD” from a particular nominee, your proxy will be voted “FOR” each of the director nominees named in this Proxy Statement. Proxies cannot be voted for a greater number of persons than the 11 nominees named in this Proxy Statement.

How many votes are needed to approve the say-on-pay vote?

The Board is seeking stockholder input through the vote on Proposal 2 regarding the compensation of the Company’s named executive officers as disclosed in this Proxy Statement; this vote is non-binding. In order to be approved, this advisory proposal must receive the “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Abstentions will be counted as shares present and entitled to vote at the meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will not be counted as shares present and entitled to vote with respect to the proposal on which the broker has not voted. Accordingly, broker non-votes will not affect the outcome of this proposal.

If stockholders do not approve the say-on-pay vote, by majority vote, the Compensation Committee and the Board will review the results of the vote and will consider the outcome of the vote in making future executive compensation determinations.

How many votes are needed to approve the say-on-frequency vote?

The Board is also seeking stockholder input through the vote on Proposal 3 regarding the frequency of future advisory votes on the compensation of the Company’s named executive officers; this vote is non-binding. The frequency receiving the greatest number of votes (every one, two or three years) will be considered the frequency recommended by stockholders. Only votes for one year, two years or three years will affect the outcome. Abstentions and broker non-votes will not affect the outcome of this proposal.

Although the say-on-frequency vote is non-binding, the Compensation Committee and the Board will review the results of the vote and will consider the outcome of the vote in making a determination concerning the frequency of future advisory votes on the compensation of the Company’s named executive officers.

How many votes are needed to ratify the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2022?

Ratification of Proposal 4 regarding the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2022 requires the “FOR” vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting. Abstentions will be counted as shares present and entitled to vote at the meeting. Accordingly, abstentions will have the same effect as a vote “AGAINST” the proposal.

What if other matters are presented for consideration at the Annual Meeting?

As of the date of this Proxy Statement, management knows of no matters that will be presented for consideration at the meeting other than those matters discussed in this Proxy Statement. If any other matters properly come before the meeting and call for a vote of stockholders, validly executed proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board, or, in the absence of such a recommendation, in accordance with the judgment of the proxy holders.

What is the Board member Annual Meeting attendance policy?

Each continuing Board member is expected to attend the Annual Meeting. All of the continuing Board members attended last year’s annual meeting.

64

Additional Information

What is “householding” of proxy materials?

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they or the Company will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. You can notify the Company by sending a request to Univar Solutions Inc., Investor Relations, 3075 Highland Parkway, Suite 200, Downers Grove, Illinois, 60515 or by calling 1-844-632-1060, and the Company will promptly deliver to you a separate copy of the proxy statement.

May I propose actions for consideration at next year’s Annual Meeting of stockholders?

Under the rules of the SEC, stockholders who intend to present proposals for consideration at the 2023 Annual Meeting, and who wish to have their proposals included in Univar Solutions’ proxy statement for that meeting, must be certain that their proposals are received at the Company’s principal executive offices in Downers Grove, Illinois on or before November 23, 2022, which date is 120 calendar days before the anniversary of the date on which this Proxy Statement was first distributed to our stockholders. However, if the date of the Annual Meeting is moved by more than 30 days prior to, or more than 30 days after, May 5, 2022, then the deadline for inclusion in the proxy for the 2023 Annual Meeting will instead be a reasonable time before the Company begins to print and mail its proxy materials.

Any stockholder who desires to submit a proposal of business, including nominations for director, to be considered by stockholders at the 2022 Annual Meeting that is not intended to be included in our proxy statement relating to the 2023 Annual Meeting must submit the proposal or nomination in writing to the Secretary, as provided in the Bylaws, not less than 90 and no more than 120 days prior to the first anniversary of the previous year’s Annual Meeting. For the 2023 Annual Meeting, the Secretary of the Company must receive this notice no later than February 4, 2023, and no earlier than January 5, 2023, which dates are 90 days and 120 days, respectively, prior to May 5, 2023, the anniversary of the Annual Meeting; provided, that if the annual meeting is called for a date that is more than 30 days before or 70 days after such anniversary date, then notice by the stockholder to be timely must be delivered not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. A stockholder nominating a director for election must provide the information regarding that nominee in the format required by the Bylaws, and otherwise comply with all applicable requirements in the Bylaws.

Pursuant to the proxy access provision in the Bylaws, eligible stockholders have the ability to nominate and include in our proxy statement director nominee(s), if such nominations are submitted in accordance with the procedures set forth in the Bylaws. Notice must be provided in writing to the Secretary, as provided in the Bylaws, no earlier than 150 calendar days and no later than 120 calendar days before the anniversary of the date that the Company mailed its proxy statement for the previous year’s Annual Meeting. For the 2023 Annual Meeting, the Secretary of the Company must receive this notice no later than November 23, 2022, and no earlier than October 24, 2022, which dates are 120 calendar days and 150 calendar days, respectively, prior to March 23, 2023, the anniversary of the date that the Company mailed its proxy statement for the Annual Meeting; provided, that if the annual meeting is not scheduled to be held on a date that is not within 30 days before or after such anniversary date, then notice by the stockholder to be timely must be delivered not later than the close of business on the date that is 180 days prior to such annual meeting or the 10th day following the day on which public announcement or disclosure of the date of such meeting is first made.

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Additional Information

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules (once effective), stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a‐19 under the Exchange Act, which notice must be postmarked or transmitted electronically to us at our principal executive office no later than 60 calendar days prior to the anniversary date of the immediately preceding annual meeting of stockholders (for the 2023 Annual Meeting, no later than March 6, 2023). However, if the date of the annual meeting is changed by more than 30 calendar days from such anniversary, then notice must be provided by the later of 60 calendar days prior to the date of the annual meeting or the 10th calendar day following the day on which public announcement of the date of the annual meeting is first made by us.

Proposals should be sent to: Secretary, Univar Solutions Inc., 3075 Highland Parkway, Suite 200, Downers Grove, Illinois 60515. You may contact the Secretary at the address mentioned above for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals.

All proposals must also comply with the applicable requirements of the federal securities laws and the Bylaws in order to be included in the proxy statement and proxy card for the 2023 Annual Meeting.

 orations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Signature (and Title if applicable)  Date Signature (if held jointly) Date

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Univar solutions Grozing Together univarsolutions.com 2022 Univar Solutions Inc. All rights reserved collaboration insignis, and other identified trademarks are the property of Univar Solutions inc, or affiliated companies. All other trademarks not owned by Univar Solutions Inc. or affiliated companies that appear in this material are the property of their respective owners. 3017-0322-CORP-GLB

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LOGO P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY INTERNET Go To: www.proxypush.com/UNVR Cast your vote online Have your Proxy Card ready

Follow the simple instructions to record your vote PHONE Call 1-866-895-6933 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions MAIL Mark, sign and date your Proxy Card Fold and return your Proxy Card in the postage-paid envelope provided Univar Solutions Inc. Annual Meeting of Stockholders For Stockholders of record as of March 08, 2022 TIME: Thursday, May 5, 2022 8:30 AM, Central Time PLACE:Annual Meeting to be held virtually - please visit www.proxydocs.com/UNVR for more details and to register in advance This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Noelle J. Perkins and Nicholas W. Alexos, and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of common stock of Univar Solutions Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the named proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

Univar Solutions Inc. 2022 Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1, 2 AND 4 1 YEAR ON PROPOSAL 3 PROPOSAL YOUR VOTE 1. Election of 11 directors, each to serve for a term of one year. BOARD OF DIRECTORS RECOMMENDS FOR WITHHOLD YOUR VOTE 1.01 Joan A. Braca FOR 1.02 Mark J. Byrne FOR 1.03 aniel P. Doheny FOR 1.04 Richard P. Fox FOR 1.05 Rhonda Germany FOR 1.06 David C. Jukes FOR 1.07 Varun Laroyia FOR 1.08 Stephen D. Newlin FOR 1.09 Christopher D. Pappas FOR 1.10 Kerry J. Preete FOR 1.11 Robert L. Wood FOR 2. Non-binding advisory vote to approve the compensation of the Company's named executive officers. 3. Non-binding advisory vote on the frequency of future advisory votes on the compensation of the Company's named executive officers. 4. Ratification of Ernst & Young LLP as the Company's independent registered public accounting firm for 2022. FOR AGAINST ABSTAIN 1YR 2YR 3YR ABSTAIN FOR AGAINST ABSTAIN FOR 1 YEAR FOR To participate in the meeting, you must register at www.proxydocs.com/UNVR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date